                          MML Series Investment Fund
                               Table of Contents

                                                                         Page
                                                                         ----
To Our Shareholders ..................................................    2-7

Statement of Assets and Liabilities as of June 30, 1998 ..............     8

       MML Equity Fund
       MML Money Market Fund
       MML Managed Bond Fund
       MML Blend Fund

Statement of Operations For the Six Months Ended June 30, 1998 .......     9

       MML Equity Fund
       MML Money Market Fund
       MML Managed Bond Fund
       MML Blend Fund

Statement of Changes in Net Assets For the Six Months Ended
June 30, 1998 and For the Year Ended December 31, 1997 ................   10


       MML Equity Fund
       MML Money Market Fund
       MML Managed Bond Fund
       MML Blend Fund

Financial Highlights

       MML Equity Fund ................................................   11
       MML Money Market Fund ..........................................   11
       MML Managed Bond Fund ..........................................   12
       MML Blend Fund .................................................   13

Schedule of Investments as of June 30, 1998

       MML Equity Fund .................................................  14-15
       MML Money Market Fund ...........................................  16-17
       MML Managed Bond Fund ...........................................  18-20
       MML Blend Fund ..................................................  21-27

Notes to Financial Statements ..........................................  28-30

MML Series Investment Fund

To Our Shareholders

The U.S. Economy Continues to Expand

We are now eight years into the current U.S. economic expansion, and judging from continued strong performance in the first half of 1998, this should be another year of impressive economic growth. A combination of forces shaped the first half: strong economic fundamentals, favorable price performance, a dramatically improved landscape for the nation's budget (now anticipating a surplus of $80 billion or more for fiscal year 1998), the Federal Reserve's steady hold on monetary policy, a competitive wage and price environment, and the economic and financial crisis in Southeast Asia.


Increased spending for consumption, housing and producers' durable equipment drove expansion in the first six months of the year. Households spent more, encouraged by low unemployment and growth in personal income. Business inventories also rose sharply early in the year, contributing to the economy's growth in the first quarter. Inventory growth has since slowed significantly and detracted from economic gains in the second quarter. The only other drag on performance was flat net exports, almost certainly a backlash of the Asian crisis.

Amidst Troubles in Asia

The economic and financial problems that have plagued Southeast Asia for the past year have continued to make for volatile and uncertain times in the U.S. and global financial markets. The key players in the Asian region are Japan and China, both facing economic hardship and currency devaluation. Though Japan has been working to restore its failed banking system, the nation faces the bigger problem of stimulating its economy - now with a budget deficit near 6 percent of Gross Domestic Product. Clearly, Japan's financial woes are far from being solved and, as such, the world's economies and markets will sit with a watchful eye over the coming months.

Large Capitalization U.S. Stocks Soar

During the first six months of 1998, the U.S. stock market continued to make great strides, with large capitalization stocks leading the pack. As of June 30, 1998, the S&P 500 was up 17.7 percent, versus the unmanaged small stock Russell 2000 Index which returned a modest 4.9 percent.

The `flight to quality' that the market has been experiencing since last year has continued to benefit large cap growth stocks, while hindering the performance of smaller, value-oriented stocks. As investors became more concerned about deteriorating conditions in Asia and the possible impact on commodity prices, competition and economic activity, they favored large-cap stocks over small-cap stocks for their durability and liquidity.

Bond Returns Varied


The Treasury yield curve continued to flatten over the past six months, and as a result, corporate bonds, mortgage-backed and asset-backed securities delivered varied, and less impressive, returns than U.S. Treasuries.

Even as corporate spreads widened, low interest rates and investor cash flow were positive for the corporate bond market. New issuance of investment-grade corporate bonds was extremely high - $197 billion in the first six months of 1998, compared to $272 billion issued in total for 1997.

Managing the Risks of Abroad


The same forces that drove the economy's growth in the first half of the year will shape this year's outcome. However, the instability in Asia, which is far from being resolved, is becoming more influential to the behavior of the U.S. dollar, the economy and the financial markets. As the events in Asia unfold - good or bad - the domestic markets may experience increased levels of volatility.

How MassMutual and Babson manage these risk factors is to focus, as we always have, on building portfolios with carefully selected, well-researched stocks and bonds that represent long-term opportunities. This approach is designed to help protect capital in bear markets and reap the rewards of bull markets.

                                                   [SIGNATURE TO APPEAR HERE]
                                                   Stuart H. Reese
                                                   President
                                                   MML Series Investment Fund

July 31, 1998

MML EQUITY FUND

How did the Fund perform during the first half of 1998?


During the first half of 1998, the Fund lagged the S&P 500 returning 8.45 percent for the period.* Most value managers underperformed the S&P 500, which was up 17.7 percent for the six months ended June 30, 1998. There is always a conflict in the market place between the two distinct styles of investing: growth versus value. The growth style has had the upper hand for the past four and a half -- years the longest period of relative outperformance by one of the styles since the mid 70's. The odds increasingly favor a reversion to the mean at some future point. We believe buying value at this point is buying some protection. It may be the safer approach at this juncture of the market.

How did the stock market progress during the six-month period?


It has been a continuation of the best of all possible worlds for investors, with high returns from common stocks the order of the day. Most of the large capitalization, high multiple, low income producing securities had an outstanding six-month period. There has been money coming into the market seeking quality. Foreign investors have been moving into the U.S. market even though their own markets have done reasonably well. So it has been positive in terms of liquidity for the overall market, both stocks and bonds.


At the same time, most value managers lagged the market because of a divergence created in the market by growing concerns about deteriorating economic conditions in Asia and the impact that those conditions would have on worldwide commodity prices, competition and economic activity in Europe and the U.S. It led investors to have concerns about any companies that had a cyclical orientation, and it forced investors to focus primarily on the largest, most assured high-growth companies, regardless of their valuations.

In what areas of the stock market did you focus your investment selection and why?

We added moderately to our holdings in the chemical industry, with our focus on specialty chemical companies that are experiencing stable demand and are able to generate ample cash flow that can be used to increase dividends and buy back shares. One new stock, Bemis Corporation, a food-packaging manufacturer, has had a pattern of growing demand, revenues and earnings. It is an extremely well run company that dominates its markets and does not have the cyclical characteristics typical of chemical companies.


We have also added Englehard Corporation, a specialty chemical producer that makes catalytic converters. This stock has done better than other chemical industry stocks over the last six months because of investor perceptions that this is an improving company with a very productive research effort and strong growth prospects.


We sometimes buy against trends -- in this case, buying chemical companies when there is a broad perception in the market that chemical companies are not attractive. We share that perception about commodity chemical companies but our focus in this particular industry is on specialty chemical companies that currently represent exceptional value. Currently, specialty chemical companies are selling at between 50 percent and 70 percent of the market multiple. Normally, at their peak, they sell at 1.5 times the market multiple.

How has the Fund benefited from this strategy?

The premise of our stock selection is to try to find good companies that are reasonably valued in the marketplace. Typically, the stocks discount is a result of an earnings glitch or a change in investor perception that we determine to be temporary. As long as a stock remains undervalued and the prospect for recovery in the marketplace remains, we will stay with it. Ultimately, as these factors change over time, the Fund should see the payoff.

What changes to the portfolio do you anticipate between now and year-end?


We do not anticipate making wholesale changes to the portfolio over the near term. While this recent period of relative underperformance has indeed been disappointing, shareholders should take comfort in the substantial values that exist among the high quality companies comprising the portfolio.


Going forward, our strategy is to remain alert to upgrade opportunities where more immediate and clearly definable improvement in earnings prospects can be obtained for at least equivalent value and where the stock might be closer to the value recognition payoff. The portfolio will continue to possess the quality and value characteristics that we believe offer the potential of sound investment returns at relatively low risk.

Looking ahead, what is your outlook for the economy and the Fund in the second half of 1998?


We believe the second half of the year will be an environment in which we will see a slowing of overall economic activity. We continue to see the impact of the Asian markets on worldwide economies and the environment will be one of difficult earnings progress; that is, we will probably see a period where any revisions to earnings forecasts are in a downward direction.

We do, however, believe that this will be an environment where liquidity continues to flow into the market. Investors still have a preference for common stocks. Equities have performed well and investors are acknowledging that. It should be a good environment for the capital markets, although it is unreasonable to expect that the stock market will have another 17% gain over the second half of the year. It is probably going to be a more difficult environment to generate the kind of performance numbers the overall markets have shown, but overall it is still a very good environment for investing in financial assets.

(*)These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

MML MONEY MARKET FUND

How did the Fund perform during the first half of 1998?

The Fund delivered a total return of 2.56 percent(*) for the six-month period, outpacing Lipper Analytical's Money Market Fund average, which returned 2.42 percent. Over the past six months, our total rate of return for the trailing 12-month period consistently surpassed the Lipper average.

How would you characterize your market environment during that six-month period?

Low interest rates continued to help fuel the U.S. expansion, now in its eighth year. The benefit of low interest rates has been most evident in housing, where low mortgage rates have made buying a home more affordable. Housing had a positive impact on the economy through increased construction and consumer buying of everything from new furniture and appliances to home fix-up goods. The Federal Fund's rate (the interest rate charged by banks to other banks for overnight loans) was held steady at 5.5 percent.

During the first quarter, the economy expanded at a rate of 5.4 percent, the fastest we have seen in two years. Inflation remained almost imperceptible, as increased productivity growth has helped offset the tight labor markets. Unemployment fell as low as 4.3 percent--comparable to the unemployment rate in Japan. This was truly a record-breaking event, since the U.S. unemployment rate has historically run four or more percentage points higher than in Japan.

Another record-breaking event is that the federal government is approaching its first surplus in decades. The 30-Year U.S. Treasury bond fell during the first half of this year to the lowest yield--5.57 percent--since the government began selling the 30-year bond slightly over 20 years ago.

The Consumer Price Index rose at a 1.5 annual percentage rate during the first half of 1998, down modestly from 1997. Meanwhile, the Producer Price Index has fallen this year, pushed lower by the strength of the U.S. dollar and lower prices for imported goods due to the problems in Japan.

What was the Fund's portfolio positioning during that time, and how did it benefit the Fund?

The Fund continues to be fully invested in high quality Tier 1 securities. The portfolios' assets grew at a modest 3 percent during the first half of 1998, ending at $145 million as of June 30, 1998.

The average maturity for the Fund, which we try to keep in line with the IBC/Donohue Universe (an index that tracks the performance, assets, average maturities and portfolio composition of taxable and tax-free money market funds) ranged between 52 and 58 days. At the end of June, the Fund's average maturity was 58 days, in line with the IBC benchmark. We lengthened our average life in March when commercial paper rates increased slightly. For the most part, short rates were fairly static during the first half of 1998, with the commercial paper rate for the six months ended in June ranging from 5.60 to 5.72 percent. Increasing our average life in the spring helped us take advantage of the higher yields in the market, and put us in line with IBC/Donohue universe.

What is your outlook for the second half of 1998?

The U.S. domestic economy continues without any real problems. However, the Asian problems that started in 1997 continue to be a controlling factor of our market's direction. The Japanese Yen and the Japanese economy continue to be pummeled. While we are reporting our first surplus in 29 years, Japan is reporting its worst budget deficit since World War II. Obviously, one big concern in Japan is the bank loan problem, which is estimated to be about five times worse than the U.S. banking crisis of the 1980s which was also due to loan deterioration. We also have the other Asian economies--Thailand, Korea, Russia and China--to watch in the second half.

The second half of 1998 will likely be a continuation of the `flight to quality' story of the first half--that is, a flight out of the Asian markets and a flight into U.S. Treasuries and the U.S. dollar.

(*)These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

MML MANAGED BOND FUND

How did the Fund perform during the first half of 1998?

We have seen good performance from the Fund so far in 1998. Managed Bond Fund's year-to-date total return through June 30, 1998, was 4.18 percent.* This compares favorably versus the Lehman Brothers Government/Corporate Index's (an index which tracks the performance of U.S. Government Treasury and agency securities, and corporate and Yankee bonds) return of 4.17 percent. A major factor contributing to the Fund's performance for the first six months was coupon income offered by securities, which offered a yield advantage over Treasuries.

What were the most important developments in your market during the past six months?

Events in Asia have been at center stage since October 1997 and continue to be the most significant factor influencing global financial markets. During the first half of this year Japan's economic slump has worsened and its currency has weakened materially. The potential of China devaluing its currency has heightened, as Japan remains unsettled. There has been an accordion affect between Asian financial markets and the U.S. bond markets for the past six months. U.S. Treasury yield levels have tended to fall with Asian weakness and to rise with Asian optimism. Another consequence has been a steadily flattening U.S. yield curve. Currently, most Treasury bonds now yield about the same as the Federal Fund's rate (the interest rate charged by banks to other banks for overnight loans) of 5.5 percent.

Corporate bonds in particular, and mortgage-backed securities to a lesser extent, have had spread volatility mirroring Asian volatility. Corporate spreads have been vulnerable to the simultaneous double pressure of worries about credit quality and new issues supply surges when Asia has weakened and interest rates have fallen. Supply of new investment grade corporates have grown to slightly under $200 billion this year, compared to $272 billion in all of 1997 (source:
Securities Data Corporation). Spread widening has contributed to marked underperformance of corporates this year when compared to U.S. Treasuries.

Mortgage-backed securities have been subject to concerns about prepayments when interest rates have fallen and as a result many market participants are now demanding wider spreads on mortgage backed products. Due to the yield advantage offered by mortgages they slightly outperformed Treasuries over the past six months.

How was the portfolio positioned during the period, and how did this help the Fund achieve its investment objective?

The portfolio was positioned very similar to year-end 1997. We continued our commitment to spread assets, that is, those securities that offer a substantial yield advantage over Treasuries. As of June 30 approximately 74.2 percent of our assets were invested in a combination of agency, mortgage-backed securities, asset-backed securities and corporate securities. This compares with year-end when 86.2 percent of our assets were invested in these sectors.

While owning corporate bonds hurt us to some extent, it also benefited us -- specifically, issues with longer maturities have benefited from declining Treasury rates. Shorter duration issues have also performed well as a yield alternative to Treasuries. New purchases in the account include the following names: Boston Scientific, Lasmo PLC (an oil & gas exploration and production company), ICI Wilmington, Dana Corp and Fletcher Challenge. We also added a couple of issues with longer maturities: Hershey Corp and Dover Corporation, both single A rated issues.

Sales of corporate issues occurred as aggressive bids were received and/or as value was realized. Issues sold included Rite Aid, Hercules, Petro Geo-Services, and Time Warner. Many corporations tendered bonds this year as they restructured their companies. Tendered issues were done at very tight levels compared to U.S. Treasuries. Tendered issues included: Foodbrands, W.R. Grace, and two issues of U.S. West.

What changes to the portfolio do you anticipate between now and year-end?

We believe that we are poised to take advantage of any spread widening given our holdings of Treasuries and money market securities. This will allow us to purchase assets that offer a yield advantage versus Treasuries as attractive pricing is achieved.

We do believe that investors will need to be more diligent about credit quality, but not in the immediate future. We believe that given our analytical strengths we are well poised to meet this challenge.

The flattening yield curve is another area to give one pause. Extending duration along the curve becomes difficult as shorter securities are yielding about the same as longer maturity issues. We will want to make sure that for the risk that we are taking we are getting paid for that risk in a commensurate level.

Looking ahead, what is your outlook for the economy and the Fund in the second half?

The most likely outcome in the U.S. continues to be one of moderate growth and low inflation. We believe that corporate bonds at now wider spread levels continue to offer fundamental value. We are still comfortable with our holdings of corporates, however at these wider levels we view this as an opportunity to selectively add to our positions in this sector. As mentioned earlier the lower interest environment brings many challenges to all market sectors, particularly the mortgage-backed sector and this sector will be closely monitored for new opportunities.

*These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

MML BLEND FUND

How did the Fund perform during the first half of 1998?

During the first half of 1998, large capitalization growth stocks continued to dominate the marketplace. This put a negative spin on our performance given that more than half of the portfolio was invested in value-oriented stocks. The Fund delivered a net return of 6.96 percent,* finishing the period behind the 9.88 percent return of the Lipper Balanced Fund Index, an unmanaged index of stock and bonds.

As a balanced portfolio of stocks and bonds, what was the Fund's percentage allocation in each of these categories at the end of the period?

Our positioning at the end of June was 56 percent in stocks, 15 percent in bonds and 29 percent in money market securities. This is a change from our positioning at the end of 1997, when stocks, bonds and money market securities represented 61, 19 and 20 percent, respectively.

The equity component was lowered in March to reflect the fact that common stocks are currently at very high valuations. The bond component of the Fund was correspondingly modestly increased.

Within your stock positioning, in what types of stocks did you focus your investment selection during the period, and how did this contribute to fund performance?

In contrast to our success in the healthcare sector in 1997, we did not benefit from our healthcare holdings in the first six months of 1998. Three of our 10 largest stock holdings were healthcare companies: Bristol-Myers, Schering-Plough and Becton, Dickinson. These were not our best performers as we closed the second quarter.

Other sources of the Fund's underperformance across several different sectors included AMP, an electrical equipment and electronics company; Dover Corporation, a machinery company; Hewlett-Packard, a computer and office equipment provider; and Minnesota Mining & Manufacturing, a diversified manufacturer of industrial, commercial and health care products.

In general, our stock portfolio did not perform well because investors favored higher growth and lower dividend-paying companies. When you review history in terms of the two distinct styles of investing -- growth versus value -- it shows a cyclical inverse relationship between the two styles. At present, the growth style has been outperforming value investing in one of the longest periods of relative outperformance by one of the styles.

How did you position the bond portfolio, and what impact did this have on the Fund?

Within our bond portfolio, our sector diversification remained fairly consistent with last year. We continue to focus on investment-grade fixed income securities. As of June 30, 1998, at least half of our bond holdings were AAA rated corporate bonds, while the remainder was invested in A and BBB rated bonds. Therefore, the average credit quality rating of our bond portion was AA.

Do you expect to make any significant changes to the Fund's allocation in the near-term?

We continue to carefully study our exposure to the equity markets. However, we are reluctant to lower our stock component any further because our holdings are undervalued and the market has not yet recognized what we believe to be their true worth. We are waiting to see appropriate valuations before we make any decisions to sell.

Looking ahead, what is your outlook for the economy and the Fund in the second half of 1998?

In spite of the recent strong performance from large, growth-oriented stocks, we believe that our value-oriented stock selection strategy continues to make sense for the Blend Fund. There is a tremendous amount of value in the stock component of the portfolio, and we expect that this -- in combination with our fixed income holdings -- will benefit the Fund and our shareholders over the long term.

(*)These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

MML Series Investment Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
(Unaudited)

                                                                                     MML               MML
                                                                      MML           Money            Managed             MML
                                                                    Equity          Market             Bond              Blend
                                                                     Fund            Fund              Fund              Fund
                                                                    ------          ------            ------            ------
ASSETS
Investments at value (See Schedule of Investments),
 (Notes 2A, 2B and 5)
Common stocks  (Identified cost $1,739,126,034;
 $930,461,662; respectively) ................................   $2,762,898,120  $           --    $          --     $1,657,815,889
Bonds and notes (Identified cost: $201,125,400;
 $542,847,103 respectively) .................................               --              --      209,392,278        563,946,063
Short-term investments (Identified cost: $117,748,285;
 $146,126,310; $16,502,976; 625,556,554 respectively) .......      117,726,638     146,126,310       16,502,976        625,397,448
                                                                --------------  --------------   --------------     --------------
   Total investments ........................................    2,880,624,758     146,126,310      225,895,254      2,847,159,400

Cash ........................................................          134,726           4,837            4,435             85,047
Receivable for investment securities sold ...................               --              --            2,969              8,907
Receivable  for settlement of investment securities purchased
 on a forward commitment basis ..............................               --              --              317                 --
Interest and dividends receivable ...........................        5,041,865              --        2,661,676         10,765,652
Prepaid trustees' fees ......................................            1,306           1,306            1,306              1,306
Other assets ................................................            2,573           1,483            2,207              2,662
                                                                --------------  --------------   --------------     --------------
   Total assets .............................................    2,885,805,228     146,133,936      228,568,164      2,858,022,974
                                                                --------------  --------------   --------------     --------------

LIABILITIES
Payable for investment securities purchased .................          132,890              --        3,398,610             80,540
Dividends payable (Note 2C) .................................               --         607,325               --                 --
Investment management fee payable (Note 4) ..................        2,633,490         171,583          258,021          2,609,114
                                                                --------------  --------------   --------------     --------------
   Total liabilities ........................................        2,766,380         778,908        3,656,631          2,689,654
                                                                --------------  --------------   --------------     --------------

NET ASSETS ..................................................   $2,883,038,848  $  145,355,028   $  224,911,533     $2,855,333,320
                                                                ==============  ==============   ==============     ==============

Net assets consist of:
Series shares (par value $.01 per share) (Note 6) ...........   $      750,072  $    1,453,550   $      176,665          1,117,352
Additional paid-in capital ..................................    1,743,128,498     149,901,478      212,839,557      1,951,164,539
Undistributed net investment income (Note 2C) ...............       26,748,205          13,894        3,261,661         24,680,960
Undistributed net realized gain (loss) on investments and
 forward commitments (Notes 2D and 3) .......................       88,661,694         (13,894)         366,455        130,076,388
Net unrealized appreciation on:
 Investments (Note 2A) ......................................    1,023,750,499              --        8,266,878        748,294,081
 Forward commitments ........................................               --              --              317                 --
                                                                --------------  --------------   --------------     --------------
NET ASSETS ..................................................   $2,883,038,848  $  145,355,028   $  224,911,533     $2,855,333,320
                                                                ==============  ==============   ==============     ==============
Outstanding series shares ...................................       75,007,186     145,355,028       17,668,545        111,735,238
                                                                ==============  ==============   ==============     ==============
Net asset value per share ...................................   $        38.44  $         1.00   $        12.73     $        25.55
                                                                ==============  ==============   ==============     ==============

                       See Notes to Financial Statements.

MML Series Investment Fund

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

                                                                                     MML               MML
                                                                     MML            Money            Managed             MML
                                                                   Equity           Market             Bond            Blend
                                                                    Fund             Fund              Fund             Fund
                                                                   ------           ------           -------           -----
Investment income (Note 2B)
Dividends .................................................     $ 28,409,194     $         --      $         --     $ 17,620,768
Interest ..................................................        3,440,987        3,931,795         7,204,321       34,752,616
                                                                ------------     ------------      ------------     ------------
   Total income ...........................................       31,850,181        3,931,795         7,204,321       52,373,384
                                                                ------------     ------------      ------------     ------------
Expenses
Investment management fee (Note 4) ........................        5,060,485          339,413           506,725        5,087,148
Trustees' fees ............................................           16,670           14,404            14,404           14,404
Other expenses ............................................              648              620             1,805            2,754
Audit fees ................................................           16,169           11,066            14,235           18,444
                                                                ------------     ------------      ------------     ------------
   Total expenses .........................................        5,093,972          365,503           537,169        5,122,750
                                                                ------------     ------------      ------------     ------------
Net investment income (Note 2C) ...........................       26,756,209        3,566,292         6,667,152       47,250,634
                                                                ------------     ------------      ------------     ------------
Net realized and unrealized gain (loss) on investments and
 forward commitments (Notes 2A, 2B and 2D)
Net realized gain (loss) on:
 Investments (Notes 2B and 2C) ............................       88,673,507             (334)          365,750      130,216,571
                                                                ------------     ------------      ------------     ------------
   Total net realized gain (loss) .........................       88,673,507             (334)          365,750      130,216,571
                                                                ------------     ------------      ------------     ------------
Change in net unrealized appreciation/depreciation on:
 Investments (Note 2A) ....................................      101,176,276               --         1,819,153        7,650,793
 Forward commitments (Note 2D) ............................               --               --               317               --
                                                                ------------     ------------      ------------     ------------
   Total change in net unrealized appreciation/depreciation      101,176,276               --         1,819,470        7,650,793
                                                                ------------     ------------      ------------     ------------
Net gain (loss) ...........................................      189,849,783             (334)        2,185,220      137,867,364
                                                                ------------     ------------      ------------     ------------
Net increase in net assets resulting from operations ......     $216,605,992     $  3,565,958      $  8,852,372     $185,117,998
                                                                ============     ============      ============     ============


                       See Notes to Financial Statements.

MML Series Investment Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Six Months Ended June 30, 1998
                                        ---------------------------------------------------------------
                                                                 (Unaudited)
                                                            MML                MML
                                          MML              Money             Managed              MML
                                        Equity             Market              Bond               Blend
                                         Fund               Fund               Fund               Fund
                                        ------             ------             ------             ------
Increase (decrease)
 in net assets
Operations:
Net investment income ........     $   26,756,209      $   3,566,292      $   6,667,152      $   47,250,634
Net realized gain (loss)
 on investments and
 forward commitments .........         88,673,507               (334)           365,750         130,216,571
Change in net unrealized
 appreciation/depreciation
 on investments and
 forward commitments .........        101,176,276                 --          1,819,470           7,650,793
                                 ----------------      -------------      -------------      --------------

Net increase in net
 assets resulting from
 operations ..................        216,605,992          3,565,958          8,852,372         185,117,998
Dividends to shareholders
 from: (Note 2C)
Distribution of net
 investment income ...........            (25,000)        (3,565,958)        (3,309,276)        (22,515,974)
Distribution of net
 realized gains ..............                 --                 --                 --                  --
Net increase (decrease) in
  capital share transactions
  (Note 6) ...................        303,016,579          4,189,643         14,052,539         220,903,805
                                 ----------------      -------------      -------------      --------------
 Total increase (decrease) ...        519,597,571          4,189,643         19,595,635         383,505,829

NET ASSETS, at beginning
 of the year .................      2,363,441,277        141,165,385        205,315,898       2,471,827,491
                                 ----------------      -------------      -------------      --------------
NET ASSETS, at end of the
 period ......................     $2,883,038,848      $ 145,355,028      $ 224,911,533      $2,855,333,320
                                 ================      =============      =============      ==============
Undistributed net Investment
 income included in net assets
  at end of the period/year        $   26,748,205      $      13,894      $   3,261,661      $   24,680,960
                                 ================      =============      =============      ==============


                                                    For the Year Ended December 31, 1997
                                        ----------------------------------------------------------------
                                                            MML               MML
                                          MML              Money             Managed                MML
                                        Equity             Market             Bond                 Blend
                                         Fund               Fund              Fund                 Fund
                                        ------             ------            ------               ------
Increase (decrease)
 in net assets
Operations:
Net investment income ........     $   47,302,304      $   7,354,327      $  12,589,365      $   85,269,939
Net realized gain (loss)
 on investments and
 forward commitments .........        143,291,447             (4,291)         1,090,224         162,884,955
Change in net unrealized
 appreciation/depreciation
 on investments and
 forward commitments .........        347,666,835                 --          4,682,106         209,070,059
                                 ----------------      -------------      -------------      --------------

Net increase in net
 assets resulting from
 operations ..................        538,260,586          7,350,036         18,361,695         457,224,953

Dividends to shareholders
 from: (Note 2C)
Distribution of net
 investment income ...........        (47,301,234)        (7,350,036)       (12,621,479)        (85,322,771)
Distribution of net
 realized gains ..............       (143,291,448)                --                 --        (162,679,164)
Net increase (decrease) in
  capital share transactions
  (Note 6) ...................        313,775,004         (4,065,657)        18,003,397         168,614,232
                                 ----------------      -------------      -------------      --------------
 Total increase (decrease) ...        661,442,908         (4,065,657)        23,743,613         377,837,250
NET ASSETS, at beginning
 of the year .................      1,701,998,369        145,231,042        181,572,285       2,093,990,240
                                 ----------------      -------------      -------------      --------------
NET ASSETS, at end of the
 period ......................     $2,363,441,277      $ 141,165,385      $ 205,315,898      $2,471,827,491
                                 ================      =============      =============      ==============
Undistributed net Investment
 income included in net assets
  at end of the period/year        $       16,996      $      13,560      $     (96,215)     $     (53,700)
                                 ================      =============      =============      ==============

                       See Notes to Financial Statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS

Selected per share data for each series share outstanding throughout:

                                                                                        MML EQUITY FUND
                                                       Six Months
                                                         Ended                      Year Ended December 31,
                                                        June 30,        ----------------------------------------------------
                                                         1998           1997            1996           1995          1994
                                                         ----           ----            ----           ----          ----
                                                      (Unaudited)
Net asset value:
 Beginning of year .............................     $     35.443    $     29.786   $     25.924   $     20.520   $   20.510
                                                     ------------    ------------   ------------   ------------   ----------
Income from investment operations:
Net investment income ..........................             .357            .709           .703           .634         .594
Net realized and unrealized
 gain (loss) on investments ....................            2.638           7.806          4.547          5.754         .248
                                                     ------------    ------------   ------------   ------------   ----------
Total from investment operations ...............            2.995           8.515          5.250          6.388         .842
                                                     ------------    ------------   ------------   ------------   ----------

Less distributions:
Dividends from net investment income ...........            (.001)          (.709)         (.703)         (.634)       (.594)
Distribution from net realized gains ...........               --          (2.149)         (.685)         (.350)       (.238)
Distribution in excess ot net realized
 gains .........................................               --              --             --             --           --
                                                     ------------    ------------   ------------   ------------   ----------
Total distributions ............................            (.001)         (2.858)        (1.388)         (.984)       (.832)
                                                     ------------    ------------   ------------   ------------   ----------
Net asset value:
 End of period .................................     $     38.437    $     35.443   $     29.786   $     25.924   $   20.520
                                                     ============    ============   ============   ============   ==========
Total return ...................................            8.45%*         28.59%         20.25%         31.13%        4.10%

Net assets (in millions):
 End of period .................................     $   2,883.04    $   2,363.44   $   1,701.99   $   1,248.90   $   820.78

Ratio of expenses to average net
 assets ........................................             .19%*           .35%           .38%           .41%         .43%
Ratio of net investment income to
 average net assets ............................              97%*          2.03%          2.65%          2.89%        3.04%
Portfolio turnover rate ........................            7.67%*         15.30%         11.42%         11.72%        9.99%


                                                                         Year Ended December 31,
                                                        -------------------------------------------------------------------
                                                        1993            1992            1991          1990          1989
                                                        ----            ----            ----          ----          ----
Net asset value:
 Beginning of year .............................     $     19.862    $     18.735   $     15.659   $     16.764   $   14.929
                                                     ------------    ------------   ------------   ------------   ----------
Income from investment operations:
Net investment income ..........................             .524            .543           .563           .636         .694
Net realized and unrealized
 gain (loss) on investments ....................            1.365           1.420          3.440          (.722)       2.748
                                                     ------------    ------------   ------------   ------------   ----------
Total from investment operations ...............            1.889           1.963          4.003          (.086)       3.440
                                                     ------------    ------------   ------------   ------------   ----------

Less distributions:
Dividends from net investment income ...........            (.524)          (.543)         (.562)         (.665)       (.711)
Distribution from net realized gains ...........            (.717)          (.288)         (.365)         (.354)       (.894)
Distribution in excess ot net realized
 gains .........................................               --           (.005)            --             --           --
                                                     ------------    ------------   ------------   ------------   ----------
Total distributions ............................           (1.241)          (.836)         (.927)        (1.019)      (1.605)
                                                     ------------    ------------   ------------   ------------   ----------
Net asset value:
 End of period .................................     $     20.510    $     19.862   $     18.735   $     15.659   $   16.784
                                                     ============    ============   ============   ============   ==========
Total return ...................................            9.52%          10.48%         25.56%          (.51%)      23.04%

Net assets (in millions):
 End of period .................................     $    663.09     $    490.62    $    355.04    $    235.45    $  226.41
Ratio of expenses to average net
 assets ........................................             .44%            .46%           .48%           .49%         .50%
Ratio of net investment income to
 average net assets ............................            3.23%           3.09%          3.43%          4.09%        4.30%
Portfolio turnover rate ........................           11.28%           9.07%          9.37%         13.50%       15.71%

                                                                       MML MONEY MARKET FUND
                                           Six Months
                                              Ended                                 Year Ended December 31,
                                             June 30,      --------------------------------------------------------------------
                                              1998         1997        1996        1995        1994        1993        1992
                                              -----        ----        ----        ----        ----        ----        ----
                                           (Unaudited)
Net asset value:
 Beginning of year ....................     $   1.000    $   1.000   $   1.000   $   1.000   $  1.000    $  1.000    $  1.000
                                            ---------    ---------   ---------   ---------   --------    --------    --------
Income from investment operations:
Net investment income .................          .021         .051        .049        .054       .038        .027        .034
                                            ---------    ---------   ---------   ---------   --------    --------    --------
Total from investment operations ......          .021         .051        .049        .054       .038        .027        .034
                                            ---------    ---------   ---------   ---------   --------    --------    --------
Less distributions:
Dividends from net investment income ..         (.021)       (.051)      (.049)      (.054)     (.038)      (.027)      (.034)
                                            ---------    ---------   ---------   ---------   --------    --------    --------
Total distributions ...................         (.021)       (.051)      (.049)      (.054)     (.038)      (.027)      (.034)
                                            ---------    ---------   ---------   ---------   --------    --------    --------
Net asset value:
 End of period ........................     $   1.000    $   1.000   $   1.000   $   1.000   $  1.000    $  1.000    $  1.000
                                            =========    =========   =========   =========   ========    ========    ========
Total return ..........................         2.56%*       5.18%       5.01%       5.58%       3.84%       2.75%       3.48%

Net assets (in millions):
 End of period ........................     $ 145.36     $ 141.17    $ 145.23    $ 108.92    $  91.79    $  73.66    $  84.56
Ratio of expenses to average net
 assets ...............................          .26%*        .52%        .52%        .54%        .55%        .54%        .53%
Ratio of net investment income to
 average net assets ...................         2.51%*       5.07%       4.92%       5.43%       3.81%       2.71%       3.42%


                                                Year Ended December 31,
                                            --------------------------------
                                               1991        1990       1989
                                               ----        ----       ----
Net asset value:
 Beginning of year ....................     $  1.000    $  1.000    $  1.000
                                            --------    --------    --------
Income from investment operations:
Net investment income .................         .059        .078        .088
                                            --------    --------    --------
Total from investment operations ......         .059        .078        .088
                                            --------    --------    --------
Less distributions:
Dividends from net investment income ..        (.059)      (.078)      (.088)
                                            --------    --------    --------
Total distributions ...................        (.059)      (.078)      (.088)
                                            --------    --------    --------
Net asset value:
End of period .........................     $  1.000    $  1.000    $  1.000
                                            ========    ========    ========
Total return ..........................         6.01%       8.12%       9.16%

Net assets (in millions):
 End of period ........................     $  94.41    $ 114.59    $  70.16
Ratio of expenses to average net
 assets ...............................          .52%        .54%        .54%
Ratio of net investment income to
 average net assets ...................         5.91%       7.80%       8.79%


                       See Notes to Financial Statements.

MML Series Investment Fund

                              MML MANAGED BOND FUND

                                             Six Months
                                               Ended                                 Year Ended December 31,
                                              June 30,          -------------------------------------------------------------------
                                                1998            1997           1996           1995           1994          1993
                                                ----            ----           ----           ----           ----          ----
                                            (Unaudited)
Net asset value:
 Beginning of year ...................     $     12.410    $     12.048   $     12.448   $     11.141   $     12.405   $     12.041
                                           ------------    ------------   ------------   ------------   ------------   ------------

Income from investment operations:
Net investment income ................             .383            .801           .776           .782           .792           .785
Net realized and unrealized
 gain (loss) on investments
 and forward commitments .............             .131            .356          (.401)         1.307         (1.264)          .618
                                           ------------    ------------   ------------   ------------   ------------   ------------
Total from investment operations .....             .514           1.157           .375          2.089          (.472)         1.403
                                           ------------    ------------   ------------   ------------   ------------   ------------
Less distributions:
DMdends from net investment income ...            (.183)          (.795)         (.775)         (.782)         (.792)         (.784)
Distribution from net realized gains .               --              --             --             --             --          (.255)
Distribution in excess of net realized
 gains ...............................               --              --             --             --             --             --
                                           ------------    ------------   ------------   ------------   ------------   ------------
Total distributions ..................            (.193)          (.795)         (.775)         (.782)         (.792)        (1.039)
                                           ------------    ------------   ------------   ------------   ------------   ------------
Net asset value:
End of period ........................     $     12.731    $     12.410   $     12.048   $     12.448   $     11.141   $     12.405
                                           ============    ============   ============   ============   ============   ============
Total return .........................            4.18%*          9.91%          3.25%         19.14%         (3.76%)        11.81%

Net assets (in millions):
 End of period .......................     $    224.91     $    205.32    $    181.57    $    158.70    $    121.21    $    129.11
Ratio of expenses to average
 net assets ..........................             .25%*           .47%           .51%           .52%           .52%           .54%
Ratio of net investment income to
 average net assets ..................            3.10%*          6.06%          6.54%          6.63%          6.69%          6.37%
Portfolio tumover rate ...............           19.19%*         41.99%         46.12%         70.00%         32.77%         58.81%


                                                             Year Ended December 31,
                                                ------------------------------------------------
                                                1992         1991          1990          1989
                                                ----         ----          ----          ----
Net asset value:
 Beginning of year ...................     $    12.219   $    11.318   $    11.354   $    10.919
                                           -----------   -----------   -----------   -----------
Income from investment operations:
Net investment income ................            .870          .903          .943          .918
Net realized and unrealized
 gain (loss) on investments
 and forward commitments .............            .001          .916         (.036)         .454
                                           -----------   -----------   -----------   -----------
Total from investment operations .....            .871         1.819          .907         1.372
                                           -----------   -----------   -----------   -----------
Less distributions:
DMdends from net investment income ...           (.869)        (.902)        (.943)        (.918)
Distribution from net realized gains .           (.158)        (.016)           --         (.019)
Distribution in excess of net realized
 gains ...............................           (.022)           --            --            --
                                           -----------   -----------   -----------   -----------
Total distributions ..................          (1.049)        (.918)        (.943)        (.937)
                                           -----------   -----------   -----------   -----------
Net asset value:
End of period ........................     $    12.041   $    12.219   $    11.318   $    11.354
                                           ===========   ===========   ===========   ===========
Total return .........................           7.31%        16.66%         8.38%        12.83%

Net assets (in millions):
 End of period .......................     $    88.15    $    66.98    $    43.07    $    40.03
Ratio of expenses to average
 net assets ..........................            .56%          .57%          .57%          .59%
Ratio of net investment income to
 average net assets ..................           7.28%         7.96%         8.40%         8.35%
Portfolio tumover rate ...............          39.51%        61.85%        69.93%        64.77%


                      See Notes to Financial Statements.

MML Series Investment Fund

                                 MML BLEND FUND

                                            Six Months
                                              Ended                             Year Ended December 31,
                                             June 30,         ---------------------------------------------------------------
                                               1998           1997          1996          1995          1994          1993
                                               ----           ----          ----          ----          ----          ----
                                            (Unaudited)

Net asset value:
 Beginning of year ...................     $    24.080    $    21.973   $    20.519   $    17.672   $    18.305   $    17.846
                                           -----------    -----------   -----------   -----------   -----------   -----------
Income from investment operations:
Net investment income ................            .425           .843          .824          .811          .707          .655
Net realized and unrealized
 gain (loss) on investments
 and forward commitments .............           1.253          3.692         1.990         3.246         (.271)        1.057
                                           -----------    -----------   -----------   -----------   -----------   -----------
Total from investment operations .....           1.678          4.535         2.814         4.057          .436         1.712
                                           -----------    -----------   -----------   -----------   -----------   -----------
Less distributions:
Dividends from net investment income .           (.204)         (.843)        (.824)        (.811)        (.707)        (.655)
Distribution from net realized gains .              --         (1.585)        (.536)        (.399)        (.359)        (.598)
Distribution in excess of net realized
 gains ...............................              --             --            --            --         (.003)           --
                                           -----------    -----------   -----------   -----------   -----------   -----------
Total distributions ..................           (.204)        (2.428)       (1.360)       (1.210)       (1.069)       (1.253)
                                           -----------    -----------   -----------   -----------   -----------   -----------
Net asset value:
 End of period .......................     $    25.554    $    24.080   $    21.973   $    20.519   $    17.672   $    18.305
                                           ===========    ===========   ===========   ===========   ===========   ===========
Total return .........................            6.96%*        20.89%        13.95%        23.28%         2.48%         9.70%

Net assets (in millions):
 End of period .......................     $  2,855.33    $  2,471.83   $  2,093.99   $  1,823.14   $  1,444.26   $  1,296.54
Ratio of expenses to average
 net assets ..........................             .19%*          .38%          .38%          .38%          .39%          .40%
Ratio of net investment income to
 average net assets ..................            1.71%*         3.56%         3.87%         4.19%         3.93%         3.60%
Portfolio turnover rate ..............           15.27%*        21.20%        19.10%        30.78%        26.59%        20.20%
                                                        Year Ended December 31,
                                                ----------------------------------------
                                                1992      1991       1990         1989
                                                ----      ----       ----         ----
Net asset value:
 Beginning of year ...................     $    17.307  $  14.839   $ 15.428    $  13.876
                                           -----------  ---------   --------    ---------
Income from investment operations:
Net investment income ................            .707       .736       .792        .823
Net realized and unrealized
 gain (loss) on investments
 and forward commitments .............            .880      2.771      (.445)      1.921
                                           -----------  ---------   --------    ---------
Total from investment operations .....           1.587      3.507       .347       2.744
                                           -----------  ---------   --------    ---------
Less distributions:
Dividends from net investment income .           (.707)     (.736)     (.811)      (.835)
Distribution from net realized galns .           (.326)     (.303)     (.125)      (.357)
Distribution in excess of net realized
 gains ...............................           (.015)        --         --          --
                                           -----------  ---------   --------    ---------
Total distributions ..................          (1.048)    (1.039)     (.936)     (1.192)
                                           -----------  ---------   --------    ---------
Net asset value:
 End of period .......................     $    17.846     17.307     14.839   $  15.428
                                           ===========  =========   ========    =========
Total return .........................            9.36%     24.00%      2.37%      19.96%

Net assets (in millions):
 End of period .......................     $  1,013.28     797.04     574.15   $  524.29
Ratio of expenses to average
 net assets ..........................             .41%       .42%       .44%        .45%
Ratio of net investment income to
 average net assets ..................            4.07%      4.54%      5.37%       5.57%
Portfolio turnover rate ..............           25.43%     26.92%     24.55%      22.39%

*Percentages represent results for the period and are not annualized.

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.


                       See Notes to Financial Statements.

MML Equity Fund

SCHEDULE OF INVESTMENTS
June 30, 1998
(Unaudited)

                                                     Number          Market
                                                       of            Value
                                                     Shares        (Note 2A)
                                                    --------     ------------
EQUITIES - 95.83%

Aerospace & Defense -- 3.47%
 Raytheon Company (Class A) ...............          345,000     $ 19,880,625
 Raytheon Company (Class B) ...............          560,000       33,110,000
 TRW, Inc. ................................          861,100       47,037,588
                                                ------------     ------------
                                                   1,766,100      100,028,213
                                                ------------     ------------

Agribusiness -- 1.07%
 Archer-Daniels-Midland ...................        1,588,745       30,781,934
                                                ------------     ------------

Apparel, Textiles, Shoes - 1.39%
 VF Corporation ...........................          780,000       40,170,000
                                                ------------     ------------

Automotive & Parts - 3.95%
 Ford Motor Company .......................          500,000       29,500,000
 Genuine Parts Company ....................        1,100,250       38,026,841
 Goodyear Tire & Rubber Company ...........          720,000       46,394,640
                                                ------------     ------------
                                                   2,320,250      113,921,481
                                                ------------     ------------

Banking, Savings & Loans -- 6.39%
 The Bank of New York Company,
  Incorporated ............................          660,000       40,053,420
 Comercia, Incorporated ...................          485,250       32,147,813
 First Union Corp .........................          493,776       28,762,452
 Norwest Corporation ......................          782,000       29,227,250
 Pacific Century Financial Corporation ....          977,900       23,469,600
 Wachovia Corporation .....................          363,200       30,690,400
                                                ------------     ------------
                                                   3,762,126      184,350,935
                                                ------------     ------------

Beverages -- 1.03%
 Brown-Forman Corporation (Class B) .......          463,000       29,747,750
                                                ------------     ------------

Chemicals - 5.45%
 Air Products and Chemical ................          600,000       24,000,000
 Bemis Corp ...............................          523,900       21,414,411
 Engelhard Corporation ....................        1,325,000       26,831,250
 The Lubrizol Corporation .................          565,000       17,091,250
 Nalco Chemical Company ...................          849,300       29,831,663
 Rohm & Haas ..............................          365,000       37,937,005
                                                ------------     ------------
                                                   4,228,200      157,105,579
                                                ------------     ------------

Communications - 1.83%
 GTE Corporation ..........................          946,800       52,665,750
                                                ------------     ------------

Computers & Office Equipment - 7.93%
 Electronic Data System ...................          800,400       32,016,000
 Hewlett-Packard Company ..................          940,000       56,282,500
 International Business Machines
  Corporation .............................          440,000       50,517,280
 Pitney Bowes, Inc. .......................          904,000       43,505,000
 Xerox Corporation ........................          455,000       46,239,375
                                                ------------     ------------
                                                   3,539,400      228,560,155
                                                ------------     ------------

Containers -- 2.01%
 Crown Cork & Seal ........................          846,800       40,223,000
 Temple-Inland, Inc. ......................          330,000       17,778,750
                                                ------------     ------------
                                                   1,176,800       58,001,750
                                                ------------     ------------

Cosmetics & Personal Care - 1.71%
 Kimberly-Clark Corporation ...............        1,075,000       49,315,625
                                                ------------     ------------

Electric Utilities - 2.65%
 Dominion Resources Inc. ..................          840,000       34,230,000
 SCANA Corporation ........................          785,200       23,408,382
 Teco Energy Inc. .........................          704,700       18,894,416
                                                ------------     ------------
                                                   2,329,900       76,532,798
                                                ------------     ------------

Electrical Equipment & Electronics -- 5.90%
 AMP, Incorporated ........................        1,205,000       41,421,875
 General Electric. Company ................          762,000       69,342,000
 Honeywell Inc. ...........................          332,600       27,792,721
 Hubbell, Incorporated (Class B) ..........          757,144       31,516,119
                                                ------------     ------------
                                                   3,056,744      170,072,715
                                                ------------     ------------

Energy - 6.90%
 Amoco Corporation ........................        1,060,000       44,122,500
 Eni, SPA - ADR ...........................          464,300       30,179,500
 Kerr-McGee Corporation ...................          326,000       18,867,250
 Mobil Corporation ........................          550,000       42,143,750
 Occidental Petroleum Corp. ...............        1,124,600       30,364,200
 Unocal Corporation .......................          931,000       33,283,250
                                                ------------     ------------
                                                   4,455,900      198,960,450
                                                ------------     ------------

Financial Services - 2.60%
 American General Corporation .............          492,900       35,088,072
 American Express Company .................          350,000       39,900,000
                                                ------------     ------------
                                                     842,900       74,988,072
                                                ------------     ------------

Foods - 4.75%
 Bestfoods ................................          493,000       28,624,566
 ConAgra, Inc. ............................        1,781,000       56,434,547
 General Mills ............................          400,000       27,350,000
 Grainger W W Inc. ........................          492,000       24,507,504
                                                ------------     ------------
                                                   3,166,000      136,916,617
                                                ------------     ------------

Forest Products & Paper - 1.54%
 Westvaco Corporation .....................          773,055       21,838,804
 Weyerhaeuser Company .....................          490,600       22,659,342
                                                ------------     ------------
                                                   1,263,655       44,498,146
                                                ------------     ------------

Hardware & Tools - .65%
 The Stanley Works ........................          451,000       18,744,462
                                                ------------     ------------

Healthcare - 8.34%
 Becton, Dickinson and Company ............          694,300       53,895,038
 Bristol-Myers Squibb Company .............          760,000       87,352,120
 Pharmacia & Upjohn Inc. ..................          870,000       40,128,750
 Schering-Plough Corp. ....................          643,000       58,914,875
                                                ------------     ------------
                                                   2,967,300      240,290,783
                                                ------------     ------------

Industrial Distribution - 2.34%
 Burlington Northern Sante Fe .............          346,200       33,992,339
 Norfolk Southern Corporation .............        1,120,100       33,392,421
                                                ------------     ------------
                                                   1,466,300       67,384,760
                                                ------------     ------------

Insurance -- 5.59%
 Cigna Corporation ........................          203,400       14,034,600
 Jefferson-Pilot Corporation ..............          355,500       20,596,604
 Marsh & McLennan Companies, Inc. .........          841,500       50,857,736
 MBIA, Inc. ...............................          536,000       40,133,000
 SAFECO Corporation .......................          782,500       35,554,453
                                                ------------     ------------
                                                   2,718,900      161,176,393
                                                ------------     ------------

MML Equity Fund

June 30, 1998
(Unaudited)


                                             Number           Market
                                               of             Value
                                             Shares         (Note 2A)
                                             ------         ---------
EQUITIES (Continued)

Machinery & Components -- 1.59%
 Dover Corporation ...............            650,000     $   22,262,500
 Parker-Hannifin Corporation .....            618,075         23,564,109
                                         ------------       ------------
                                            1,268,075         45,826,609
                                         ------------       ------------

Miscellaneous -- 2.74%
 Armstrong World Industries ......            440,000         29,645,000
 USX-Marathon Group ..............            555,200         19,050,022
 Minnesota Mining &
 Manufacturing Company ...........            369,500         30,368,097
                                         ------------       ------------
                                            1,364,700         79,063,119
                                         ------------       ------------

Publishing & Printing -- 2.37%
 Donnelley R R & Sons ............            600,000         27,450,000
 McGraw-Hill Companies, Inc. .....            500,000         40,781,000
                                         ------------       ------------
                                            1,100,000         68,231,000
                                         ------------       ------------

Retail -- 2.76%
 The May Department Stores Company            543,000         35,566,500
 Sears Roebuck and Company .......            719,300         43,921,897
                                         ------------       ------------
                                            1,262,300         79,488,397
                                         ------------       ------------

Retail -- Grocery - 3.45%
 Albertson's, Inc. ...............          1,273,500         65,982,582
 American Stores Company .........          1,388,200         33,576,393
                                         ------------       ------------
                                            2,661,700         99,558,975
                                         ------------       ------------

Telephone Utilities -- 3.34%
 Ameritech Corporation ...........            914,000         41,015,750
 Frontier Corporation ............          1,096,200         34,530,300
 Pinnacle West Capital ...........            459,800         20,691,000
                                         ------------       ------------
                                            2,470,000         96,237,050
                                         ------------       ------------

Tobacco -- 2.09%
 Fortune Brands, Inc..............            795,200         30,565,102
 UST, Inc. .......................          1,100,500         29,713,500
                                         ------------       ------------
                                            1,895,700         60,278,602
                                         ------------       ------------

Total Equities
 (Cost $1,739,126,034) ...........         56,387,495      2,762,898,120
                                                           -------------

                                         Principal
                                          Amount
                                         ---------
SHORT-TERM INVESTMENTS -- 4.08%
Commercial Paper
 Amoco
  5.440% 7/22/98 .................     $    4,241,000     $    4,226,370
 Atlantic Richfield
  5.440% 7/8/98 ..................          7,000,000          6,991,979
 Coca Cola
  5.440% 7/31/98 .................          2,742,000          2,728,755
 Walt Disney
  5.400% 10/13/98.................          3,233,000          3,179,251
 Wait Disney
  5.420% 10/26/98 ................          6,000,000          5,887,900
 El Dupont De Nemours & C
  5.630% 7/7/98 ..................         12,000,000         11,988,760
 Emerson Electric
  5.470% 7/8/98 ..................          9,000,000          8,990,428
 Federal Home Loan
  5.320% 10/9/98 .................          3,720,000          3,660,511
 Ford Motor Cr Company
  5.450% 7/22/98 .................          7,000,000          6,975,852
 IBM Corp
  5.45% 8/31/98 ..................          5,000,000          4,950,917
 Kellog Co.
  5.510% 7/22/98 .................         11,500,000         11,463,037
 Lucent Technologies
  5.490% 7/13/98 .................          9,000,000          8,983,530
 Merck & Co., Inc.
  6.050% 7/1/98 ..................         12,720,000         12,720,000
 Sunoco Products Co
  6.250% 7/1/98 ..................         10,000,000         10,000,000
 Toys R US Inc.
  5.510% 7/10/98...... ...........         10,000,000          9,986,224
 Transamerica Finance Corp.
  5.500% 7/10/98 .................          5,000,000          4,993,124
                                         ------------       ------------
Total Short-Term Investments
   (Cost $117,748,285) ...........     $  118,156,000        117,726,638
                                       ==============       ------------

Total Investments --
 (Cost $1,856,874,320) (a)      99.91%                    $2,880,624,758
                                ======                    ==============

(a) Federal Income Tax Information:
    At June 30, 1998 the net unrealized
    appreciation on investments based on cost of $1,856,874,320 for federal income tax purposes is as follows:

    Aggregate gross unrealized appreciation
    for all investments in which there is an excess
    of market value over tax cost......................   $1,038,343,426

    Aggregate gross unrealized
    depreciation for all investments in which
    there is an excess of tax cost
    over market value..................................      (14,592,987)
                                                          --------------

    Net unrealized appreciation........................   $1,023,750,439
                                                          ==============

                       See Notes to Financial Statements.

MML Money Market Fund

SCHEDULE OF INVESTMENTS
June 30, 1998
(Unaudited)

                                                                Market
                                         Principal               Value
                                          Amount               (Note 2A)
                                         ---------             ---------
SHORT-TERM INVESTMENTS - 100.53%
Commercial Paper - 94.33%
Aluminum Company of America
 5.480% 9/17/98 .....................  $  3,600,000        $  3,557,256
Aristar Inc.
 5.570% 7/10/98 .....................     5,400,000           5,392,481
Aristar Inc.
 5.640% 8/6/98 ......................       135,000             134,239
Atlantic Richfield Company
 5.420% 11/24/98 ....................     3,465,000           3,388,414
Baxter Int Inc.
 5.520% 7/20/98 .....................     5,290,000           5,274,588
Beckton Dickinson and Company
 5.460% 7/9/98 ......................     2,220,000           2,217,306
Bellsouth Telecommunications Inc.
 5.470% 8/21/98 .....................     2,795,000           2,773,341
Bellsouth Telecommunications Inc.
 5.490% 8/11/98 .....................       355,000             352,780
Bemis Company Incorporated
 5.500% 7/16/98 .....................     3,885,000           3,876,097
Campbell Soup Company
 5.380% 9/29/98 .....................     2,500,000           2,466,375
Campbell Soup Company
 5.440% 12/21/98 ....................       985,000             959,250
Campbell Soup Company
 5.340% 1/8/99 ......................     1,200,000           1,165,429
Cargill, Incorporated
 5.460% 7/1/98 ......................     3,185,000           3,185,000
Carolina Power & Light Company
 5.51 0% 7/6/98 .....................     5,600,000           5,595,714
Caterpillar Financial Services
 5.500% 9/11/98 .....................     4,100,000           4,054,900
Coca Cola Company
 5.470% 10/6/98 .....................     2,335,000           2,300,611
Coca Cola Company
 5.470% 7/14/98 .....................       240,000             239,526
Consolidated National Gas Company
 5.530% 7/14/98 .....................       160,000             159,681
Wait Disney Company
 5.360% 9/24/98 .....................       575,000             567,723
Wait Disney Company
 5.400% 11/4/98 .....................     3,000,000           2,943,300
E.I. Dupont De Nemours & Company
 5.41% 7/30/98 ......................     3,230,000           3,215,924
E.I. Dupont De Nemours & Company
 5.420% 10/29/98 ....................     1,145,000           1,124,314
E.I. Dupont De Nemours & Company
 5.450% 10/27/98 ....................     1,125,000           1,104,903
Duke Power Company
 5.480% 8/13/98 .....................     3,045,000           3,025,069
Eastman Kodak Company
 5.500% 8/17/98 .....................     1,300,000           1,290,665
Emerson Electric Company
 5.460% 10/30/98 ....................     2,100,000           2,063,691
Emerson Electric Company
 5.440% 10/30/98 ....................     3,700,000           3,632,348
Finova Capital Corporation
 5.430% 7/27/98 .....................     4,090,000           4,073,960
Finova Capital Corporation
 5.540% 10/22/98 ....................       475,000             466,740
Ford Motor Credit Company
 5.480% 7/24/98 .....................     5,100,000           5,082,144
General Electric Company
 5.490% 7/28/98 .....................       375,000             373,456
General Electric Capital Corporation
 5.460% 7/15/98 .....................     3,545,000           3,537,473
General Electric Capital Corporation
 5.490% 11/24/98 ....................       210,000             205,324
General Motors Acceptance Corporation
 5.400% 8/28/98 .....................     2,725,000           2,701,293
General Motors Acceptance Corporation
 5.450% 8/5/98 ......................       425,000             422,748
Goldman Sachs & Company
 5.440% 7/14/98 .....................     2,235,000           2,230,609
Goldman Sachs & Company
 5.470% 10/8/98 .....................     2,580,000           2,541,190
Hersey Foods Corporation
 5.490% 8/14/98 .....................     1,685,000           1,673,694
Hersey Foods Corporation
 5.500% 8/19/98 .....................     4,100,000           4,069,307
IBM Credit Corporation
 5.450% 10/23/98 ....................     3,300,000           3,243,047
IBM Credit Corporation
 5.400% 10/22/98 ....................       455,000             447,288
Mattell Inc. ........................
 5.590% 8/26/98 .....................     3,300,000           3,271,305
Monsanto Company
 5.490% 7/23/98 .....................     1,370,000           1,365,403
Monsanto Company
 5.490% 9/18/98 .....................     4,550,000           4,495,184
Motorola Inc. .......................
 5.490% 8/20/98 .....................     1,330,000           1,319,859
Motorola Inc. .......................
 5.490% 8/3/98 ......................     3,650,000           3,631,631
Potomac Electric Power Company
 5.510% 7/22/98 .....................     2,585,000           2,576,691
Proctor & Gamble Company
 5.500% 7/28/98 .....................     3,785,000           3,769,387
Proctor & Gamble Company
 5.480% 9/24/98 .....................     1,720,000           1,697,745
Shell Oil Company
 5.440% 7/29/98 .....................     2,820,000           2,808,068
Shell Oil Company
 5.470% 7/17/98 .....................     2,680,000           2,673,485
Smithkline Beecham Corporation
 5.470% 8/7/98 ......................     2,410,000           2,396,451




                       See Notes to Financial Statements.

MML Money Market Fund

SCHEDULE OF INVESTMENTS
June 30, 1998
(Unaudited)

                                                                       Market
                                                     Principal          Value
                                                      Amount          (Note 24)
                                                     ---------        ---------
SHORT-TERM INVESTMENTS (Continued)

Commercial Paper (Continued)
 Xerox Corporation
  5.470% 8/11/98 ..............................       4,750,000        4,720,409
 Unilever Capital Corporation
  5.470% 8/27/98 ..............................       5,300,000        5,254,098
                                                 --------------    -------------
 Total Commercial Paper
 (Cost $137,108,914 ) ........................      138,220,000      137,108,914
                                                 --------------    -------------

U.S. Government Agency Obligations - 6.20%
 Federal Farm Credit Bank
  5.430% 9/25/98 ................................     6,115,000        6,035,678
 Federal National Mortgage Association
  5.350% 12/18/98 ...............................     3,059,000        2,981,718
                                                 --------------    -------------

Total U.S. Government Agency Obligations
 (Cost $9,017,396)                                    9,174,000        9,017,396
                                                 --------------    -------------

Total Short-Term Investments
 (Cost $146,126,310)(a)                           $ 147,394,000    $ 146,126,310
                                                 ==============    -------------

Total Investments --
 (Cost $148,126,310)(a)                     100.53%                $ 146,126,310
                                           =======                 =============

(a) Federal Income Tax Information: The aggregate cost for investments for the MML Money Market Fund as of June 30, 1998 is the same for financial reporting and federal income tax purposes.

    June 30, 1998 seven-day average yield for the portfolio: 5.22%







                       See Notes to Financial Statements.

MML Managed Bond Fund

SCHEDULE OF INVESTMENTS
June 30, 1998
(Unaudited)

                                                                 Market
                                                Principal         Value
                                                 Amount         (Note 2A)
                                                ---------       ---------
BONDS AND NOTES - 93.10%
Asset Backed Securities -- 6.14%
Auto Receivables
California Infrastructure PG&E-1, 1997-1,
 Class AG
 6.320% 9/25/05 ..........................     $   250,000     $   254,373
California Infrastructure SDG&E-1, 1997-1,
 Class AS
 6.190% 9/25/05 ..........................         250,000         253,913
California Infrastructure SCE-1, 1997-1,
 Class AS
 6.280% 9/25/05 ..........................         300,000         305,733
Capita Equipment Receivables Trust 1996-1,
 Class A4
 6.280% 6/15/00 ..........................       2,000,000       2,007,960
Case Equipment Ln Trust
 5.830% 2/15/O5 ..........................       1,500,000       1,500,815
Chase Manhattan Auto Owner
 5.800% 2/15/05 ..........................       1,500,000       1,500,060
Chase Manhattan RV Owner Trust 1997-A
 Class A7
 6.140% 10/16/06 .........................       2,000,000       2,004,920
Jet Equipment Trust 1995-A
 8.235% 5/1/15 ...........................       1,876,634       2,099,765
Metlife Capital Equipment Loan Trust
 Series 1997-A, Class A
 6.850% 5/20/08 ..........................       1,000,000       1,035,435
Ralicar Trust No. 1992-1
 7.750% 6/1/04 ...........................       1,381,340       1,447,534
World Omni 1995-A Automobile Lease
 Securitization Trust, Class A
 6.050% 11/25/01 .........................         596,740         596,925
Worid Omni 1996-A Automobile Lease
 Securitization Trust, Class Al
 6.300% 6/25/02 ..........................         803,137         804,888
                                               -----------     -----------

Total Asset Backed Securities
 (Cost $13,664,504) ......................      13,457,851      13,811,821
                                               -----------     -----------

Corporate Debt -- 49.31%
 AirTouch Communications, Inc.
 7.500% 7/15/06 ..........................       1,500,000       1,609,635
American West Airlines 1996-1, Class A
 6.850% 7/2/09 ...........................       1,733,154       1,757,904
American Airlines, Inc.
 9.780% 11/26/11 .........................       1,951,111       2,342,503
AMR Corporation
 9.000% 8/1/12 ...........................       1,000,000       1,179,800
Analog Devices, Inc.
 6.625% 3/1/00 ...........................       1,000,000       1,006,960
Archer - Daniels Midland
 6.750% 12/15/27 .........................         750,000         776,048
Associates Corporation of North America
 7.875% 9/80/01 ..........................       2,000,000       2,103,540
Atlantic Richfield Company
 7.770% 2/13/02 ..........................       3,000,000       3,171,780
Barrick Gold Corporation
 7.500% 5/01/07 ..........................       2,000,000       2,140,100
Bell Atlantic Financial Services, Inc.
 6.610% 2/4/00 ...........................       2,000,000       2,023,100
BHP Finance (USA) Umited
 6.420% 8/1/26 ...........................       2,000,000       1,997,320
Boston Scientific
 6.625% 3/15/05 ..........................       1,500,000       1,515,870
Carlisle Companies, Inc.
 7.250% 1/15/07 ..........................       1,500,000       1,572,030
Celulosa Arauco Constitution
 6.950% 9/15/05 ..........................       1,000,000         959,210
Champion International Corporation
 6.400% 2/15/26 ..........................       1,500,000       1,550,160
CITGO Petroleum Corporation
 7.875% 5/15/06 ..........................         750,000         791,633
Columbia Gas System, Inc.
 6.610% 11/28/02 .........................       2,000,000       2,022,700
Corncast Cablevision-PH
 8.375% 5/1/07 ...........................       1,250,000       1,397,938
Commercial Credit Company
 7.750% 3/1/05 ...........................       3,000,000       3,262,890
Continental Airlines, Inc. Series 1996-B
 7.820% 10/15/13 .........................       1,441,648       1,575,793
Continental Airlines, Inc. Series 1996-2B
  8.560% 7/2/14 ..........................         948,919       1,095,479
Corning Glass Works
 8.875% 3/15/16 ..........................         500,000         620,125
CSX Corporation
 7.250% 5/1/27 ...........................       2,000,000       2,258,180
Dana Corporation
 6.500% 3/15/08 ..........................         750,000         761,738
Dover Corporation
 6.250% 6/1/08 ...........................         750,000         756,533
Dover Corporation
 6.650% 6/1/08 ...........................         750,000         763,898
Dow Capital
 7.125% 1/15/03 ..........................       4,000,000       4,146,360
English China Clays Delaware Inc.
 7.375% 10/1/02 ..........................       1,000,000       1,041,460
Equifax, Inc.
 6.500% 6/15/03 ..........................       1,250,000       1,257,388
ERAC USA Finance Company 144A
 6.750% 5/15/07 ..........................       2,000,000       2,020,140
FBG Finance Ltd. 144A
 7.875% 6/1/16 ...........................       1,250,000       1,418,263
First Brands Corporation
 7.250% 3/1/07 ...........................         500,000         516,310
Fletcher Challenge Ltd.
 6.750% 3/24/05 ..........................         500,000         501,385
Fletcher Challenge Ltd. .......
 7.750% 6/20/06 ..........................       1,500,000       1,584,090
Foster Wheeler Corporation
 6.750% 11/15/05 .........................       2,000,000       1,989,020
General American Transportation
 Corporation 6.750% 3/1/06 ...............       2,000,000       2,036,260
General Electric Capital Corporation
  8.750% 5/21/07 .........................       1,000,000       1,185,000
General Electric Capital Corporation
  6.500% 11/1/06 .........................         250,000         258,128

MML Managed Bond Fund

June 30, 1998
(Unaudited)
                                                                       Market
                                                         Principal      Value
                                                           Amount     (Note 2A)
                                                          --------    --------
BONDS AND NOTES (Continued)

Corporate Debt (Continued)
 General Mills
  8.900% 6/15/06 .................................... $  1,000,000 $  1,168,680
 Hershey Foods Co.
  7.200% 8/15/27 ....................................    1,500,000    1,669,440
 Hilton Hotels Corporation
  7.000% 7/15/04 ....................................      900,000      888,138
 ICI Wilmington
  7.050% 9/15/07 ....................................      750,000      788,903
 IMCERA Group, Inc.
  6.000% 10/15/03 ...................................    2,000,000    1,912,140
 Interpool Inc.
  7.350% 8/1/07 .....................................      500,000      503,866
 Korea Development Bank
  7.375% 9/17/04 ....................................      500,000      412,660
 Lasmo USA Inc.
  6.750% 12/15/07 ...................................    2,000,000    1,979,820
 Leucadia National Corporation
  7.750% 8/15/13 ....................................    2,000,000    2,124,080
 Lockheed Martin Corporation
  7.700% 6/15/08 ....................................    1,500,000    1,648,185
 Mapco, Inc.
  7.250% 3/1/09 .....................................    1,500,000    1,591,935
 Merrill Lynch LTG INV
  6.310% 11/15/26 ...................................    1,721,546    1,732,306
 Millipore Corporation
  7.500% 4/1/07 .....................................    1,000,000    1,069,550
 Mobil Corporation
  8.625% 8/15/21 ....................................    2,000,000    2,560,120
 Morgan Stanley Group
  6.875% 3/1/07 .....................................      500,000      518,080
 Newmont Mining Corporation
  8.625% 4/1/02 .....................................    2,000,000    2,138,960
 News America Holdings Incorporated
  9.250% 2/1/13 .....................................    2,000,000    2,432,480
 Norfolk Southem Corporation
  7.050% 5/01/37 ....................................    2,500,000    2,654,725
 Penske Truck Leasing Co., LP.
  7.750% 5/15/99 ....................................    1,250,000    1,269,788
 Polaroid Corporation
  8.000% 3/15/99 ....................................    1,000,000    1,011,510
 Ralston Purina Company
  7.750% 10/1/15 ....................................    3,000,000    3,344,040
 Raytheon Co.
  6.750% 8/15/07 ....................................      500,000      512,715
 Rolls-Royce Capital Inc.
  7.125% 7/29/03 ....................................    1,500,000    1,555,440
 Scholastic Corporation
  7.000% 12/15/03 ...................................    1,500,000    1,548,720
 Schwab Charles Corporation
  6.250% 1/23/03 ....................................    2,000,000    2,013,660
 Sears Roebuck Acceptance
  6.750% 9/15/05 ....................................    1,500,000    1,544,655
 Textron Inc.
  9.550% 3/19/01 ....................................    1,000,000    1,085,300
 Thomas & Betts Corporation
  8.250% 1/15/04 ....................................    1,500,000    1,630,455
 Time Warner, Inc.
  6.100% 12/30/01 ...................................      500,000      497,560
 Travelers Funding Ltd.
  6.300% 2/15/14 ....................................    1,400,000    1,364,818
 United Air Unes, Inc.
  10.110% 2/19/06 ...................................      453,636      515,834
 US Air, Inc.
  7.500% 10/15/09 ...................................      939,595      995,792
 Valassis Communications, Inc.
  9.550% 12/1/03 ....................................    2,000,000    2,244,540
 Valero Energy Corporation
  6.750% 12/15/02 ...................................    1,000,000    1,011,660
 Worldcom Inc.
  7.750% 4/1/07 .....................................    1,000,000    1,084,660
 Worldcom Inc.
  9.375% 1/15/04 ....................................      871,000      914,829
                                                      ------------ ------------
Total Corporate Debt
 (Cost $106,143,051) ................................  104,610,609  110,906,715
                                                      ------------ ------------

U.S. Government Agency Obligations - 18.75%

Federal Home Loan Mortgage
 Corporation (FHLMC) - 1.89%

Collateralized Mortgage Obligations - 1.83%
 FHLMC Series 1322 Class G
  7.500% 2/15/07 ....................................    2,000,000    2,044,360
 FHLMC Series 1460 Class H
  7.000% 5/15/07 ....................................    2,000,000    2,068,740
                                                      ------------ ------------
                                                         4,000,000    4,113,100
Pass-Through Securities - .06%
 FHLMC
  9.000% 3/1/17 .....................................      123,198      130,666
                                                      ------------ ------------
                                                         4,123,198    4,243,766
                                                      ------------ ------------
Federal National Mortgage
 Association (FNMA) - 5.19%

Collateralized Mortgage Obligations - 4.93%
 FNMA Series 1993-191 Class PD
  5.400% 3/25/04 ....................................      403,287      401,646
 FNMA Series 1993-221 Class D
  6.000% 12/25/08 ...................................    1,000,000    1,002,180
 FNMA Series 1993-134 Class GA
  6.500% 2/25/07 ....................................    2,000,000    2,029,360
 FNMA Series 1996-54 Class C
  6.000% 9/25/08 ....................................    4,000,000    3,925,720
 FNMA Series 1993-186 Class G
  6.250% 3/25/08 ....................................    3,700,000    3,724,272
                                                      ------------ ------------
                                                        11,103,287   11,083,178
Pass-Through Securities - .26%
 FNMA
  9.000% 5/1/09 .....................................      551,896      584,723
                                                      ------------ ------------
                                                        11,655,183   11,667,901
                                                      ------------ ------------
Government National Mortgage
Association (GNMA) - 9.90%

Collateralized Mortgage Obligations - .32%
 JHM Acceptance Corporation, Senes E, Class 5
  8.960% 4/1/19 .....................................      688,066      709,569
                                                      ------------ ------------

MML Managed Bond Fund

June 30, 1998
(Unaudited)

                                                                       Market
                                                         Principal      Value
                                                           Amount     (Note 2A)
                                                          --------    --------
BONDS AND NOTES (Continued)
Pass-Through Securities -- 9.58%
 GNMA
  8.000% 12/15(03-- 4/15/08 .........................  $ 4,824,443  $ 5,083,034
 GNMA
  8.000% 1/15/09 ....................................    1,609,278    1,695,535
 GNMA
  7.500% 3/15/17 - 7/15/17 ..........................    3,915,064    4,058,199
 GNMA
  7.000% 8/15/23 - 11/15/23 .........................    1,864,009    1,896,630
 GNMA - ARMS
  5.500% 10/20/27 - 12/20/27 ........................    2,658,715    2,682,803
 GNMA - ARMS
  6.000% 8/20/25-- 11/20/25 .........................    1,026,606    1,042,642
 GNMA - ARMS
  6.000% 5/20/27 - 12/20/27 .........................    5,016,822    5,092,452
                                                       -----------  -----------
                                                        20,914,937   21,551,295
                                                       -----------  -----------
                                                        21,603,003   22,260,864
                                                       -----------  -----------

 U.S. Government Guaranteed Notes - 1.77%

 1994-A Atlanta, GA
  5.780% 8/1/98 .....................................      130,000      130,020
 1994-A Baxter Springs, KS
  5.780% 8/1/98 .....................................      700,000      700,105
 1994-A Boston, MA
  5.780% 8/1/98 .....................................      745,000      745,112
 1994-A Detroit, Ml
  5.780% 8/1/98 .....................................      385,000      385,058
 1994-A Egg Harbor, NJ
  5.780% 8/1/98 .....................................      260,000      260,039
 1994-A Kansas City, MO
  5.780% 8/1/98 .....................................      550,000      550,083
 1994-A Mayaguez, PR
  5.780% 8/1/98 .....................................      295,000      295,044
 1994-A Rochester, NY
  5.780% 8/1/98 .....................................      300,000      300,045
 1994-A Sacramento, CA
  5.780% 8/1/98 .....................................       55,000       55,008
 1994-A Saginaw, Ml
  5.780% 8/1/98 .....................................      315,000      315,047
 1994-A Youngstown, OH
  5.780% 8/1/98 .....................................      265,000      265,040
                                                        ----------   ----------
                                                         4,000,000    4,000,601
                                                        ----------   ----------
 Total U.S. Government Agency
  Obligations (Cost $41,292,669) ....................   41,381,384   42,173,132
                                                        ----------   ----------

 U.S. Treasury Obligations - 18.90%

 U.S. Treasury Bonds - 18.90%
  U.S. Treasury Bond
   7.250% 11/15/16 ..................................    2,950,000    3,541,387
  U.S. Treasury Bond
   6.125% 12/31/01 ..................................    1,750,000    1,781,710
  U.S. Treasury Bond
   6.250% 2/28/02 ...................................    2,000,000    2,045,940
   .S. Treasury Bond
   5.750% 9/30/99 ...................................    3,000,000    3,007,980
  U.S. Treasury Bond
   5.625% 11/30/99 ..................................    3,200,000    3,204,000
  U.S. Treasury Bond
   8.000% 5/15/01 ...................................    1,500,000    1,597,035
  U.S. Treasury Bond
   7.875% 11/15/04 ..................................    3,200,000    3,593,984
  U.S. Treasury Bond
   7.500% 2/15/05 ...,,,.............................    2,250,000    2,490,458
  U.S. Treasury Bond
   6.180% 5/15/16 ...................................   58,750,000   21,238,125
                                                      ------------ ------------

 Total U.S. Treasury Obligations
  (Cost $40,025,176) ................................   78,600,000   42,500,619
                                                      ------------ ------------
 Total Bonds and Notes
  (Cost $201,125,400) ............................... $238,049,844  209,392,278
                                                      ============ ============
 SHORT-TERM INVESTMENTS - 7.34%

 Commercial Paper
  Harris Corp
   5.959% 7/6/98 ....................................    4,830,000    4,826,009
 Pennsylvania Power & Light
   5.790% 7/8/98 ....................................    2,010,000    2,007,745
 Rayonier
   7.004% 7/2/98 ....................................    5,670,000    5,670,000
 TextronFinancial Corp
   7.004% 7/2/98 ....................................    4,000,000    3,999,222
                                                      ------------ ------------

 Total Short-Term Investments
  (Cost $16,502,976) ................................ $ 16,510,000   16,502,976
                                                      ============ ============

 Total Investments
  (Cost $217,628,376) ........................100.44%              $225,895,254
                                              =======              ============

 Table of Open Forward Commitment Contracts

            Forward            Aggregate          Expiration
           Commitment        Face Value of           of              Unrealized
           Contracts           Contracts          Contracts         Appreciation
           ---------           ---------          ---------         ------------

 United States of America
 5.375% due 2/15/01            4,8000,000        August 1998            317
                                                                    ------------

 Total Forward Commitment Contracts                                     317
                                                                    ============

(a) Federal Income Tax Information: At
    June 30 1998 the net unrealized
    depreciation on investments based on
    cost of $222,446,618 for federal income
    tax purposes is as follows:

    Aggregate gross unrealized appreciation for
    all investments and forward commitments in
    which there is an excess of market value over
    tax cost ..............................................       $   8,922,888

    Aggregate gross unrealized depreciation for
    all investments and forward commitments in
    which there is an excess of tax cost over
    market value .............................................         (620,622)
                                                                   ------------

      Net unrealized appreciation ............................     $  8,302,266
                                                                   ============

                       See Notes to Financial Statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS
June 30, 1998
(Unaudited)


                                                           Number      Market
                                                             of         Value
                                                           Shares     (Note 2A)
                                                          --------    --------
EQUITIES - 58.06%

Aerospace & Defense - 2.06%
 Raytheon Company (Class B) .........................      410,000  $ 24,241,250
 Raytheon Company (Class A) .........................      142,000     8,182,750
 TRW, Inc ...........................................      485,000    26,493,125
                                                      ------------  ------------
                                                         1,037,000    58,917,125
                                                      ------------  ------------
Agribusiness - .54%
 Archer-Daniels-Midland Company .....................      789,915    15,304,602
                                                      ------------  ------------

Apparel, Textiles, Shoes - .72%
 VF Corporation .....................................      400,000    20,600,000
                                                      ------------  ------------

Automotive & Parts - 2.55%
 Ford Motor Company .................................      278,000    16,402,000
 Genuine Parts Company ..............................      685,500    23,692,251
 Goodyear Tire & Rubber Company .....................      505,000    32,540,685
                                                      ------------  ------------
                                                         1,468,500    72,634,936
                                                      ------------  ------------
Banking, Savings & Loans - 3.65%
 The Bank of New York Company,
  Incorporated ......................................      445,000    27,005,715
 Comerica, Incorporated .............................      355,500    23,551,875
 Norwest Corporation ................................      504,000    18,837,000
 Pacific Century Finance ............................      657,000    15,768,000
 Wachovia Corporation ...............................      260,000    21,970,000
                                                      ------------  ------------
                                                         2,221,500   107,132,590
                                                      ------------  ------------
Beverages - .82%
 Brown-Forman Corporation (Class B) .................      364,500    23,419,125
                                                      ------------  ------------

Chemicals - 3.61%
 Air Products and Chemicals .........................      420,000    16,800,000
 Bemis Corp .........................................      318,500    13,018,688
 Engelhard Corp. ....................................      900,000    18,225,000
 The Lubnzol Corporation ............................      300,300     9,084,075
 Nalco Chemical Company .............................      515,000    18,089,375
 Rohm & Haas ........................................      268,000    27,855,116
                                                      ------------  ------------
                                                         2,721,800   103,072,254
                                                      ------------  ------------
Communications - .99%
 GTE Corporation ....................................      509,700    28,352,062
                                                      ------------  ------------

Computers & Office Equipment - 4.64%
 Electronic Data Systems ............................      352,000    14,080,000
 Hewlett-Packard Company ............................      536,000    32,093,000
 International Business Machines
  Corporation .......................................      272,000    31,228,864
 Pitney Bowes, Inc. .................................      574,000    27,623,750
 Xerox Corporation ..................................      271,000    27,540,375
                                                      ------------  ------------
                                                         2,005,000   132,565,989
                                                      ------------  ------------
Containers - .80%
 Crown Cork & Seal ..................................      317,500    15,081,250
 Temple-Inland, Inc. ................................      145,000     7,811,875
                                                      ------------  ------------
                                                           462,500    22,893,125
                                                      ------------  ------------
Cosmetic & Personal Care - .96%
 Kimberly-Clark Corporation .........................      600,000    27,525,000
                                                      ------------  ------------

Electric Utilities - 1.67%
 Dominion Resources .................................      400,000    16,300,000
 SCANA Corporation ..................................      579,200    17,267,110
 Teco Energy Inc. ...................................      523,000    14,022,676
                                                      ------------  ------------
                                                         1,502,200    47,589,786
                                                      ------------  ------------
Electrical Equipment & Electronics - 3.93%
 AMP, Inc. ..........................................      700,000    24,062,500
 General Electric Company ...........................      548,000    49,868,000
 Honeywell, Inc. ....................................      243,400    20,338,991
 Hubbell, Incorporated (Class B) ....................      431,880    17,977,005
                                                      ------------  ------------
                                                         1,923,280   112,246,496
                                                      ------------  ------------
Energy - 4.21%
 Amoco Corporation ..................................      664,000    27,639,000
 ENI, SPA - ADR .....................................      278,800    18,122,000
 Kerr-McGee Corporation .............................      190,000    10,996,250
 Mobil Corporation ..................................      360,000    27,585,000
 Occidental Petroleum Corp. .........................      568,300    15,344,100
 Unocal Corporation .................................      578,000    20,663,500
                                                      ------------  ------------
                                                         2,639,100   120,349,850
                                                      ------------  ------------
Financial Services -1.49%
 American Express Company ...........................      180,000    20,520,000
 American General Corp. .............................      310,000    22,067,970
                                                      ------------  ------------
                                                           490,000    42,587,970
                                                      ------------  ------------
Foods - 2.34%
 Bestfoods ..........................................      306,000    17,766,972
 ConAgra, Inc. ......................................    1,038,700    32,913,287
 General Mills Inc. .................................      235,000    16,068,125
                                                      ------------  ------------
                                                         1,579,700    66,748,384
                                                      ------------  ------------
Forest Products & Paper - .91%
 Westvaco Corporation ...............................      285,012     8,051,589
 Weyerhaeuser Company ...............................      386,500    17,851,276
                                                      ------------  ------------
                                                           671,512    25,902,865
                                                      ------------  ------------
Hardware & Tools - .50%
 The Stanley Works ..................................      342,000    14,214,204
                                                      ------------  ------------
Healthcare - 5.35%
 Becton, Dickinson and Company ......................      488,000    36,328,500
 Bristol-Myers Squibb Company .......................      546,000    62,755,602
 Pharmacia & Upjohn Inc. ............................      415,000    19,141,875
 Schering-Plough Corp. ..............................      376,000    34,451,000
                                                      ------------  ------------
                                                         1,805,000   152,676,977
                                                      ------------  ------------
Industrial Distribution - .73%
 W. W. Grainger, Inc. ...............................      416,000    20,721,792
                                                      ------------  ------------

Industrial Transportation - 1.57%
 Burlington Northern ................................      229,200    22,504,460
 Norfolk Southern Corporation .......................      752,800    22,442,474
                                                      ------------  ------------
                                                           982,000    44,946,934
                                                      ------------  ------------
Insurance - 3.69%
 Cigna Corporation ..................................      131,700     9,087,300
 Jefferson-Pilot Corporation ........................      264,000    15,295,368
 Marsh & McLennan Companies, Inc. ...................      442,500    26,743,373
 MBIA, Inc. .........................................      351,000    26,281,125
 SAFECO Corporation .................................      618,000    28,080,066
                                                      ------------  ------------
                                                         1,807,200   105,487,232
                                                      ------------  ------------
Machinery & Components - .69%
 Dover Corporation ..................................      572,000    19,591,000
                                                      ------------  ------------

Metals & Mining - .44%
 USX-Marathon Group .................................      364,300    12,489,861
                                                      ------------  ------------

MML Blend Fund

June 30, 1998
(Unaudited)

                                                       Number           Market
                                                         of             Value
                                                       Shares         (Note 2A)
                                                       ------         ---------
EQUITIES (Continued)
Miscellaneous - 1.36%
 Armstrong World Industries ...............            275,000     $   18,528,125
 Minnesota Mining &
  Manufacturing Company ...................            245,500         20,176,909
                                               ---------------     --------------
                                                       520,500         38,705,034
                                               ---------------     --------------
Publishing & Printing - 1.14%
 McGraw-Hill Companies, Inc. ..............            400,000         32,624,800
                                               ---------------     --------------
                                                       400,000         32,624,800
                                               ---------------     --------------
Retail - 1.66%
 The May Department Stores Company ........            322,000         21,091,000
 Sears Roebuck and Company ................            430,300         26,274,979
                                               ---------------     --------------
                                                       752,300         47,365,979
                                               ---------------     --------------
Retail - Grocery - 1.59%
 Albertson's, Inc. ........................            499,200         25,864,550
 American Stores Company ..................            805,400         19,480,210
                                               ---------------     --------------
                                                     1,304,600         45,344,760
                                               ---------------     --------------
Telephone Utilities - 2.16%
 Ameritech Corporation ....................            541,000         24,277,375
 Frontier Corporation .....................            706,000         22,239,000
 Pinnacle West Capital ....................            337,100         15,169,500
                                               ---------------     --------------
                                                     1,584,100         61,685,875
                                               ---------------     --------------
Tobacco - 1.19%
 Fortune Brands, Inc. .....................            460,600         17,704,082
 UST, Inc. ................................            607,600         16,405,200
                                               ---------------     --------------
                                                     1,068,200         34,109,282
                                               ---------------     --------------
Total Equities
 (Cost $930,461,662) ......................         33,304,407      1,657,815,889
                                               ---------------     --------------
                                                     Principal
                                                      Amount
                                                     ---------
BONDS AND NOTES - 19.75%

Asset Backed Securities - 1.16%
Auto Receivables
 California Infrastructure SCE-1, 1997-1,
  Class A5
  6.280% 9/25/05 ..........................            650,000            662,422
 California Infrastructure SDG&E-1, 1997-1,
  Class A5
  6.190% 9/25/05 ..........................            500,000            507,825
 California Infrastructure PG&E-1, 1997-1,
  Class A6
  6.320% 9/25/05 ..........................            600,000            610,493
 Capita Equipment Receivables Trust 1996-1,
  Class A4
  6.280% 6/15/00 ..........................          4,000,000          4,015,920
 Case Equipment Loan Trust, 1998 Class A4
  5.830% 2/15/05 ..........................          3,500,000          3,500,735
 Caterpillar Financial Asset Trust, 1997-B,
  Class A3
  6.160% 9/25/03 ..........................          3,100,000          3,115,252
 Chase Manhattan Auto Grantor Trust 1996-B
  Class A
  6.140% 10/16/06 .........................          4,500,000          4,511,070
 Chase Manhattan Auto Owner Trust 1998-A,
  Class A4
  5.800% X ................................          3,750,000          3,750,150
 Ford Credit Auto Owner Trust 1996-B,
  Class A-4
  6.300% 1/15/01 ..........................          6,000,000          6,030,000
 Metlife Capital Equipment Loan Trust
  Series 1997-A, Class A
  6.850% 5/20/08 ..........................          2,500,000          2,588,588
 Railcar Trust No. 1992-1
  7.750% 6/1/04 ...........................          1,250,113          1,310,017
 World Omni 1995-A Automobile Lease
  Securitization Trust, Class A
  6.050% 11/25/01 .........................            696,196            696,412
 World Omni 1996-A Automobile Lease
  Securitization Trust, Class Al
  6.300% 6/25/02 ..........................          1,775,356          1,779,226
                                               ---------------     --------------
 Total Asset Backed Securities
   (Cost $32,893,987) .....................         32,821,665         33,078,110
                                               ---------------     --------------

Corporate Debt - 8.00%
 AirTouch Communications, Inc.
  7.500% 7/15/06 ..........................          4,000,000          4,292,360
 American Airlines, Inc.
  9.780% 11/26/11 .........................          4,877,777          5,856,259
 American West Airlines
  6.850% 07/02/09 .........................          4,209,089          4,269,195
 AMR Corporation
  9.000% 8/1/12 ...........................          2,000,000          2,359,600
 Analog Devices, Inc.
  6.625% 3/1/00 ...........................          1,500,000          1,510,440
 Archer-Daniels Midland
  6.750% 8/1/01 ...........................          1,650,000          1,707,305
 Associates Corporation of North America
  6.750% 8/1/01 ...........................          4,000,000          4,076,120
 Associates Corporation of North America
  6.500% 8/15/02 ..........................          2,000,000          2,028,080
 Barrick Gold Corporation
  7.500% 5/1/07 ...........................          4,250,000          4,547,712
 Bell Atlantic Financial Services, Inc.
  6.610% 2/4/00 ...........................          1,000,000          1,011,550
 BHP Finance (USA) Limited
  6.420% 3/1/26 ...........................          4,500,000          4,493,970
 Boston Scientific
  6.250% 3/15/05 ..........................          3,800,000          3,840,204
 C I T Group Holdings
  6.375% 10/1/02 ..........................          4,000,000          4,037,680
 CSX Corporation
  7.250% 5/1/27 ...........................          4,500,000          5,080,905
 Carlisle Companies Inc.
  7.250% 1/15/07 ..........................          2,760,000          2,892,535
 Celulosa Arauco Constitucion
  6.950% 9/15/05 ..........................          2,500,000          2,398,025
 Champion International Corporation
  6.400% 2/15/26 ..........................          3,500,000          3,617,040
 Charles Schwab Corporation
  6.250% 1/23/03 ..........................          2,500,000          2,517,075
 CITGO Petroleum Corporation
  7.875% 5/15/06 ..........................          1,000,000          1,055,510
 Columbia Gas System, Inc.
  6.610% 11/28/02 .........................          3,000,000          3,034,050
 Comcast Cablevision
  8.375% 5/01/07 ..........................          2,500,000          2,795,875

MML Blend Fund

June 30, 1998
(Unaudited)

                                                                 Market
                                                Principal         Value
                                                  Amount        (Note 2A)
                                                ---------       ---------
BONDS AND NOTES (Continued)
Corporate Debt (Continued)
Commerciai Credit Company
 7.750% 3/1/05 ............................   $  2,500,000   $  2,719,075
Continental Airlines, Inc. Series 1996-B
 7.820% 10/15/13 ..........................      1,922,197      2,101,058
Continental Airlines, Inc. Series 1996-2B
 8.560% 7/2/14 ............................      1,660,608      1,917,089
Corning Glass Works, Inc.
 8.875% 3/15/16 ...........................        500,000        620,125
Dana Corporation
 6.500% 3/15/08 ...........................      1,750,000      1,777,387
Delta Air Lines, Inc.
 8.540% 1/2/07 ............................      4,027,752      4,436,650
Dover Corp X
 6.250% 6/1/08 ............................      2,000,000      2,017,420
Dover Corp Debenture
 6.650% 6/1/28 ............................      2,000,000      2,037,060
English China Clays Delaware Inc.
 7.375% 10/1/02 ...........................      1,000,000      1,041,460
ERAC USA Finance Company 144A
 6.750% 5/15/07 ...........................      6,000,000      6,060,420
E W Scripps Company
 6.625% 10/15/07 ..........................      5,000,000      5,131,150
FBG Finance Ltd. 144A
 7.875% 6/1/16 ............................      4,000,000      4,538,440
Fletcher Challenge Ltd.
 6.750% 3/24/05 ...........................      2,000,000      2,005,540
Fletcher Challenge Ltd.
 7.750% 6/20/06 ...........................      2,000,000      2,112,120
Ford Motor Corporation
 8.450% 7/15/06 ...........................      1,500,000      1,512,825
Foster Wheeler Corporation
 6.750% 11/15/05 ..........................      2,000,000      1,989,020
GTE Corporation
9.100% 6/1/03 .............................        575,000        644,909
General American Transportation Corporation
 6.750% 3/1/06 ............................      3,000,000      3,054,390
General Electric Capital Corporation
 8.750% 5/21/07 ...........................      1,500,000      1,777,500
General Electric Capital Corporation
 6.500% 11/1/06 ...........................      1,250,000      1,290,638
General Mills
 8.900% 6/15/06 ...........................      2,250,000      2,629,530
General Motors Corporation
 9.125% 7/15/01 ...........................      1,500,000      1,618,650
Goldman Sachs Group, LP. 144A
 6.200% 2/15/01 ...........................      4,000,000      4,030,440
Hershey Food Company
 7.200% 8/15/27 ...........................      5,300,000      5,898,688
Hilton Hotels Corporation
 7.000% 7/15/04 ...........................      1,600,000      1,578,912
I C I Wilmington
 7.050% 9/15/07 ...........................      2,500,000      2,629,675
Interpool Inc.
 7.350% 8/1/07 ............................      2,000,000      2,015,464
Korean Development Bank
 7.500% 3/31/07 ...........................      1,500,000      1,237,980
Leucadia National Corporation
 7.750% 8/15/13 ...........................      3,000,000      3,186,120
Lasmo USA Inc.
 6.750% 12/15/07 ..........................      6,000,000      5,939,460
Lockheed Martin Corporation
 7.700% 6/15/08 ...........................      4,000,000      4,395,160
Mapco, Inc.
 7.250% 3/1/09 ............................      3,750,000      3,979,838
Millipore Corporation
 7.500% 4/1/07 ............................      4,250,000      4,545,588
Mobil Corporation
 8.625% 8/18/21 ...........................      4,500,000      5,760,270
Morgan Stanley Group
 6.875% 3/1/07 ............................      6,500,000      6,735,040
Newmont Mining Corporation
 8.625% 4/1/02 ............................      5,000,000      5,347,400
News America Holdings Incorporated
 9.250% 2/1/13 ............................      4,000,000      4,864,960
Norfolk Southern Corporation
 7.050% 5/1/37 ............................      6,000,000      6,371,340
North Finance (Bermuda) Limited 144A
 7.000% 9/15/05 ...........................      4,000,000      4,149,080
Ralston Purina Company
 7.750% 10/1/15 ...........................      2,000,000      2,229,360
Raytheon Company
 6.750% 8/15/07 ...........................      2,700,000      2,768,661
Rolls-Royce Capital Inc.
 7.125% 7/29/03 ...........................      2,000,000      2,073,920
Scholastic Corporation
 7.000% 12/15/03 ..........................      3,000,000      3,097,440
TCI Communications, Inc.
 7.550% 9/2/03 ............................      3,000,000      3,174,990
Thomas & Betts Corporation
 8.250% 1/15/04 ...........................      1,000,000      1,086,970
Time Warner, Inc.
 7.750% 6/15/05 ...........................      3,000,000      3,219,780
Time Warner, Inc.
 6.100% 12/30/01 ..........................      4,750,000      4,726,820
Travelers Funding Ltd
 6.300% 2/15/14 ...........................      3,400,000      3,314,558
US Air, Inc.
 7.500% 10/15/09 ..........................        939,595        995,792
Valassis Communications, Inc.
 9.550% 12/1/03 ...........................      2,000,000      2,244,540
Valero Energy Corporation
 6.750% 12/12/02 ..........................      2,000,000      2,023,320
Worldcom Inc.
 7.750% 4/1/07 ............................      2,500,000      2,711,650
Worldcom Inc.
 9.375% 1/15/04 ...........................      1,525,000      1,601,738
                                              ------------   ------------
Total Corporate Debt
 (Cost $217,692,222)                           215,697,018    228,388,900
                                              ------------   ------------

Non-U.S. Government Agency Obligations -- .15%

Pass-Through Securities -- .15%
  Merrill Lynch Mortgage Inv ctf 1998 Class Al
    6.310%    11/15/26                           4,426,833      4,454,500
                                              ------------   ------------
  Total Non-US Government
  Agency Obligations
  (Cost $4,427,524)                              4,426,833      4,454,500
                                              ------------   ------------

MML Blend Fund

June 30, 1998
(Unaudited)

                                                                Market
                                                Principal       Value
                                                 Amount       (Note 2A)
                                                ---------     ---------
BONDS AND NOTES (Continued)
U.S. Government Agency Obligations - 3.83%

Federal Home Loan Mortgage
 Corporation (FHLMC) - .44%

Collateralized Mortgage Obligations - .42%
 FHLMC Series 1322 Class G
  7.500% 2/15/07........................      $  5,000,000   $  5,110,900
 FHLMC Series 1460 Class H
  7.000% 5/15/07........................         1,789,000      1,850,488
 FHLMC Series 1490 Class PG
  6.300% 5/15/07........................         5,000,000      5,032,800
                                              ------------   ------------
                                                11,789,000     11,994,188
Pass-Through Securities - .02%
 FHLMC
  9.000% 3/1/17.........................           369,595        391,999
                                              ------------   ------------
                                                12,158,595     12,386,187
Federal National Mortgage
 Association (FNMA) - 1.26%
Collateralized Mortgage Obligations - .86%
 FNMA Series 1993-134 Class GA
  6.500% 2/25/07........................         5,000,000      5,070,300
 FNMA Series 1993-71 Class PG
  6.250% 7/25/07........................         8,000,000      8,042,480
 FNMA Series 1993-191 Class PD
  5.400% 3/25/04........................           403,287        401,646
 FNMA Series 1993-175 Class PU
  6.350% 9/25/08........................         7,015,000      7,074,136
 FNMA Series 1996-54 Class C
  6.000% 9/25/08........................         4,000,000      3,925,720
                                              ------------   ------------
                                                24,418,287     24,514,282
Pass-Through Securities - .40%
 FNMA
  8.000% 5/1/13.........................         1,396,498      1,416,189
 FNMA
  6.500% 6/25/08........................         5,000,000      5,073,400
 FNMA
  6.250% 3/25/08........................         5,000,000      5,032,800
                                              ------------   ------------
                                                11,396,498     11,522,389
                                              ------------   ------------
                                                35,814,785     36,036,671
                                              ------------   ------------
Government National Mortgage
 Association (GNMA) - 1.47%
Collateralized Mortgage Obligations - .05%
 JHM Acceptance Corporation, Series E,
  Class 5
  8.960% 4/1/19.........................         1,376,133      1,419,137
                                              ------------   ------------
Pass-Through Securities - 1.42%
 GNMA
  7.000%    4/5/23 - 11/15/23...........         4,667,875      4,749,563
 GNMA
  7.500%    9/15/16 - 10/15/17..........         3,231,249      3,349,383
 GNMA
  8.000%    1/15/07 - 5/15/08...........         8,653,652      9,117,487
 GNMA
  9.000%    8/15/08 - 9/15/09...........         1,577,308      1,718,950
 GNMA - ARMS
  5.500%    10/20/27 - 12/20/27.........         9,144,242      9,227,089
 GNMA - ARMS
  6.000%    8/20/25 - 8/20/27...........        12,228,144     12,415,178
                                              ------------   ------------
                                                39,502,470     40,577,650
                                              ------------   ------------
                                                40,878,603     41,996,787
                                              ------------   ------------

U.S. Government Guaranteed Notes - .66%
 1994-A Abilene, TX
  5.780% 8/1/98.........................            70,000         70,011
 1994-A Bakersfield, CA
  5.780% 8/1/98.........................           245,000        245,037
 1994-A Barberton, OH
  5.780% 8/1/98.........................            75,000         75,011
 1994-A Buffalo, NY
  5.780% 8/1/98.........................           375,000        375,056
 1991-A Caguas, PR
  8.740% 8/1/01.........................           280,000        301,610
 1991-A Council Bluffs, IA
  8.740% 8/1/01.........................           155,000        166,963
 1994-A Cumberland, MD
  5.780% 8/1/98.........................            55,000         55,008
 1994-A Elizabeth, NJ
  5.780% 8/1/98.........................            75,000         75,011
 1994-A Erie, PA
  5.780% 8/1/98.........................            70,000         70,011
 1994-A Euclid, OH
  5.780% 8/1/98.........................           105,000        105,016
 1994-A Fairfax County, VA
  5.780% 8/1/98.........................           110,000        110,017
 1991-A Fairfax County, VA
  8.740% 8/1/01.........................            85,000         91,560
 1991-A Fajardo, PR
  8.740% 8/1/01.........................           210,000        226,207
 1994-A Fort Myers, FL
  5.780% 8/1/98.........................           135,000        135,020
 1991-A Gasden, AL
  8.740% 8/1/01.........................           100,000        107,718
 1994-A Lawrence, MA
  5.780% 8/1/98.........................            40,000         40,006
 1991-A Lorain, OH
  8.740% 8/1/01.........................            30,000         32,315
 1994-A Los Angeles County, CA
  5.780% 8/1/98.........................           175,000        175,026
 1994-A Mayaguez, PR
  5.780% 8/1/98.........................            65,000         65,010
 1991-A Mayaguez, PR
  8.740% 8/1/01.........................           150,000        161,576
 1994-A Mobile, AL
  5.780% 8/1/98.........................           205,000        205,031
 1994-A Montgomery County, PA
  5.780% 8/1/98.........................           230,000        230,035
 1994-A New Orleans, LA
  5.780% 8/1/98.........................           175,000        175,026
 1994-A Ocean Shores, WA
  5.780% 8/1/98.........................           110,000        110,017
 1994-A Pasadena, CA
  5.780% 8/1/98.........................           140,000        140,021
 1994-A Providence, RI
  5.780% 8/1/98.........................            50,000         50,008
 1994-A Reading, PA
  5.780% 8/1/98.........................            15,000         15,002
 1994-A Reading, PA
  5.780% 8/1/98.........................            50,000         50,008
 1994-A Roanoke, VA
  5.780% 8/1/98.........................           210,000        210,032
 1994-A Rochester, NY
  5.780% 8/1/98.........................           165,000        165,025
 1991-A Rochester, NY
  8.650% 8/1/00.........................         4,295,000      4,525,856

MML Blend Fund

June 30, 1998
(Unaudited)
                                                                   Market
                                                   Principal       Value
                                                    Amount       (Note 2A)
                                                   ---------     ---------
BONDS AND NOTES (Continued)

U.S. Government Guaranteed Notes (Continued)
1994-A Sacramento, CA
 5.780% 8/1/98 ............................    $     80,000   $     80,012
1994-A Sacramento, CA
 5.780% 8/1/98 ............................         220,000        220,033
1994-A Syracuse, NY
 5.780% 8/1/98 ............................          50,000         50,008
1994-A Tacoma, WA
 5.780% 8/1/98 ............................         155,000        155,023
1994-A Trenton, NJ
 5.780% 8/1/98 ............................         130,000        130,020
1994-A Virginia Beach, VA
 5.780% 8/1/98 ............................         260,000        260,039
1994-A Waterford Township, MI
 5.780% 8/1/98 ............................          55,000         55,008
1994-A West Palm Beach, FL
 5.780% 8/1/98 ............................         105,000        105,016
U.S. Department of Housing and Urban
 Development, Series 1995-A
 8.240% 8/1/02 ............................       8,475,000      9,200,206
                                               ------------   ------------
                                                 17,780,000     18,814,615
                                               ------------   ------------

Total U.S. Government Agency Obligations
(Cost $106,275,153) .......................     106,631,983    109,234,260
                                               ------------   ------------

U.S. Treasury Obligations - 6.61%

U.S. Treasury Bonds - 3.88%
U.S. Treasury Bond
  7.500%       11/15/16 ...................      46,150,000     55,401,691
U.S. Treasury Bond
  8.750%        5/15/17 ...................      41,100,000     55,350,192
                                               ------------   ------------
                                                 87,250,000    110,751,883
                                               ------------   ------------

U.S. Treasury Notes - 2.21%
U.S. Treasury Note
  6.375% 1/15/99 ..........................      11,000,000     11,056,760
 U.S. Treasury Note
  6.500% 5/31/01 ..........................       5,650,000      5,794,753
 U.S. Treasury Note
  7.125% 2/29/00 ..........................       2,500,000      2,562,500
 U.S. Treasury Note
  7.750% 1/31/00 ..........................       9,900,000     10,227,887
 U.S. Treasury Note
  6.375% 5/15/00 ..........................       5,000,000      5,074,200
 U.S. Treasury Note
  5.875% 1/31/99 ..........................       2,000,000      2,004,380
 U.S. Treasury Note
  6.375% 5/15/99 ..........................       6,000,000      6,043,140
 U.S. Treasury Note
  7.250% 5/15/04 ..........................       2,300,000      2,495,500
 U.S. Treasury Note
  6.250% 2/28/02 ..........................       4,250,000      4,347,623
 U.S. Treasury Note
  8.000% 5/15/01 ..........................       3,500,000      3,726,415
 U.S. Treasury Note
  7.500% 2/15/05 ..........................       7,500,000      8,301,525
 U.S. Treasury Note
  7.250% 8/15/04 ..........................       1,500,000      1,631,955
                                               ------------   ------------
                                                 61,100,000     63,266,638
                                               ------------   ------------
U.S. Treasury Strips - .52%
 U.S. Treasury Strip - Principal only
  0.000% 2/15/99 .....................            9,750,000      9,430,102
 U.S. Treasury Strip - Principal only
  0.000% 2/15/10 .....................            2,500,000      1,302,250
 U.S. Treasury Strip-- Principal only
  0.000% 8/15/15 .....................            2,000,000        755,080
 U.S. Treasury Strip - Principal only
  0.000% 2/15/17 .....................            9,500,000      3,284,340
                                               ------------   ------------
                                                 23,750,000     14,771,772
                                               ------------   ------------
Total U.S. Treasury Obligations
  (Cost $181,558,217) ................          172,100,000    188,790,293
                                               ------------   ------------

Total Bonds and Notes
  (Cost $542,847,103) ................          531,677,499    563,946,063
                                               ------------   ------------

SHORT-TERM INVESTMENTS - 21.90%

Commercial Paper
 Aluminum Company of America
  5.500% 10/9/98 .......................            6,425,000      6,322,254
 Aristar, Inc.
  5.580% 10/23/98 ......................           11,925,000     11,707,866
 Comdisco, Inc.
  5.680% 7/17/98 .......................            6,945,000      6,927,108
 Comdisco, Inc.
  5.670% 7/15/98 .......................            4,835,000      4,823,919
 Comdisco, Inc.
  5.660% 7/13/98 .......................            9,285,000      9,267,059
 Comdisco, Inc.
  5.650% 7/29/98 .......................            6,800,000      6,768,831
 Comdisco, Inc.
  5.660% 7/24/98 .......................           12,350,000     12,301,808
 Comdisco, Inc.
  5.700% 7/27/98 .......................           10,810,000     10,764,745
 Conagra
  5.630% 7/7/98 ........................            4,890,000      4,885,276
 Conagra
  5.620% 8/6/98 ........................            3,525,000      3,503,886
 Conagra
  5.610% 9/3/98 ........................           10,600,000     10,490,908
 Countrywide Home Loans
  5.540% 8/17/98 .......................           11,730,000     11,641,230
 Countrywide Home Loans
  5.600% 8/4/98 ........................            5,000,000      4,973,556
 Crown Cork & Seal Company, Inc.
  5.680% 7/6/98 ........................           10,000,000      9,991,949
 Crown Cork & Seal Company, Inc.
  5.720% 8/12/98 .......................           12,015,000     11,932,392
 Crown Cork & Seal Company, Inc.
  5.770% 8/31/98 .......................            6,625,000      6,559,965
 Dana Credit Corp.
  5.700% 8/11/98 .......................           15,000,000     14,900,975
 Dana Credit Corp.
  5.710% 7/29/98 .......................            3,375,000      3,359,530
 Dana Credit Corp.
  5.620% 8/6/98 ........................            6,500,000      6,460,998
 Dana Credit Corp.
  5.720% 7/21/98 .......................            9,450,000      9,419,970
 Dominion Resources, Inc.
  5.670% 8/27/98 .......................           12,660,000     12,539,934

MML Blend Fund

June 30, 1998
(Unaudited)
                                                                      Market
                                                        Principal     Value
                                                         Amount      (Note 2A)
                                                        ---------    ---------
SHORT-TERM INVESTMENTS (Continued)

Commercial Paper (Continued)
  Dominion Resources, Inc.
   5.690%   8/26/98............................    $  10,390,000  $   10,294,752
  Dominion Resources, Inc.
   5.700%   8/20/98............................       11,445,000      11,349,787
  Enron Corporation
   5.600%   7/24/98............................       13,795,000      13,741,169
  Enron Corporation
   5.580%   11/30/98...........................        7,520,000       7,337,828
  Enron Corporation
   5.580%   9/30/98............................       12,520,000      12,337,625
  Fina Oil and Chemical Co.
   5.530%   9/21/98............................       13,600,000      13,421,273
  Finova Capital Corporation
   5.540%   7/31/98............................       10,000,000       9,951,695
  Finova Capital Corporation
   5.530%   8/7/98.............................        9,110,000       9,055,726
  Finova Capital Corporation
   5.530%   10/30/98...........................       11,000,000      10,787,517
  Finova Capital Corporation
   5.530%   10/29/98...........................       14,630,000      14,349,714
  Goldman Sachs & Company
   5.500%   9/18/98............................        8,810,000       8,698,407
  Hercules Incorporated
   5.800%   7/15/98............................        4,083,000       4,073,791
  Hershey Foods Corporation
   5.460%   10/2/98............................       12,700,000      12,510,982
  Illinois Power Company DTC
   5.660%   7/2/98.............................        6,100,000       6,098,985
  Illinois Power Company DTC
   5.700%   8/4/98.............................        5,795,000       5,763,275
  Mattel Inc.
   5.600%   9/22/98............................       12,200,000      12,040,586
  Maytag Inc.
   5.750%   8/10/98............................        1,526,000       1,516,250
  ORIX Credit Alliance, Inc.
   5.610%   8/25/98............................       10,000,000       9,911,441
  ORIX Credit Alliance, Inc.
   5.670%   7/30/98............................        8,240,000       8,200,241
  ORIX Credit Alliance, Inc.
   5.700%   9/11/98............................        5,430,000       5,367,238
  ORIX Credit Alliance, Inc.
   5.660%   8/5/98.............................       11,550,000      11,483,824
  Pennsylvania Power & Light
   5.820%   7/20/98............................        5,500,000       5,483,106
  Praxair
   5.550%   8/28/98............................        6,665,000       6,602,319
  Praxair
   5.570%   8/18/98............................       10,970,000      10,885,215
  Praxair
   5.670%   9/4/98.............................        9,475,000       9,375,986
  Rayonier Inc.
   5.730%   7/7/98.............................        4,700,000       4,695,511
  Rite Aid Corporation
   5.590%   7/10/98............................       10,000,000       9,985,508
  Rite Aid Corporation
   5.620%   7/2/98.............................        3,570,000       3,569,406
  Rite Aid Corporation
   5.570%   7/14/98............................       10,670,000      10,647,665
  Rite Aid Corporation
   5.650%   7/8/98.............................        6,300,000       6,292,781
  Rite Aid Corporation
   5.670%   7/8/98.............................        5,280,000       5,273,950
  Rite Aid Corporation
   5.650%   7/22/98............................       10,380,000      10,344,191
  Ryder System Inc.
   5.680%   7/28/98............................       10,145,000      10,101,782
  Ryder System Inc.
   5.670%   8/13/98............................       11,825,000      11,740,398
  Ryder System Inc.
   5.690%   8/19/98............................        7,000,000       6,943,851
  Sonat Inc.
   5.590%   7/9/98.............................       10,000,000       9,986,689
  Sonat Inc.
   5.620%   7/9/98.............................        7,555,000       7,544,944
  Sonat Inc.
   5.690%   7/1/98.............................       10,725,000      10,725,000
  Sonat Inc.
   5.620%   7/23/98............................        9,300,000       9,265,838
  Sonat Inc.
   5.630%   8/14/98............................        6,225,000       6,180,897
  Textron Financial Corporation
   5.630%   7/20/98............................        4,315,000       4,301,799
  Textron Financial Corporation
   5.670%   7/7/98.............................        7,000,000       6,993,385
  Textron Financial Corporation
   5.680%   9/14/98............................        6,364,000       6,287,420
  Textron Financial Corporation
   5.700%   9/25/98............................       10,000,000       9,862,250
  Textron Financial Corporation
   5.710%   9/10/98............................        8,375,000       8,279,525
  Textron Financial Corporation
   5.650%   7/21/98............................        4,100,000       4,086,750
  Union Camp Corp.
   5.590%   7/16/98............................       10,000,000       9,975,042
  Union Camp Corp.
   5.570%   8/21/98............................        9,895,000       9,813,744
  Union Camp Corp.
   5.550%   9/11/98............................        6,800,000       6,721,403
  VF Corp
   5.650%   7/28/98............................        4,545,000       4,525,241
  VF Corp
   5.650%   8/3/98.............................        9,000,000       8,952,010
  VF Corp
   5.700%   8/10/98............................        5,000,000       4,967,797
  VF Corp
   5.750%   8/24/98............................        5,000,000       4,956,525
  VF Corp
   5.670%   8/31/98............................        2,215,000       2,193,256
                                                   -------------- --------------
  Total Short-Term Investments
   (Cost $625,556,554)                             $ 630,083,000     625,397,448
                                                   -------------- --------------

Total Investments --
 (Cost $2,098,865,319)                       99.71%               $2,847,159,400
                                           ========               ==============

                       See Notes to Financial Statements.

MML Blend Fund

June 30, 1998
(Unaudited)
                                                                    Market
                                                      Principal      Value
                                                       Amount      (Note 2A)
                                                      ---------    ---------
SHORT-TERM INVESTMENTS (Continued)

Commercial Paper (Continued)

(a) Federai Income Tax Information: At
    June 30, 1996 the net unrealized
    appreciation on investments and
    forward commitment contracts based
    on cost of $2,098,743,107 for
    federal income tax purposes is as
    follows:

    Aggregate gross unrealized
    appreciation for all investments
    and forward commitments in which
    there is an excess of market value
    over tax cost.............................................   $ 757,690,275

    Aggregate gross unrealized depreciation for
    all investments and forward commitments in
    which there is an excess of tax cost over
    market value..............................................      (9,518,406)
                                                                 --------------
      Net unrealized appreciation..............................  $ 748,171,869
                                                                 ==============

                       See Notes to Financial Statements.

MML Series Investment Fund

Notes To Financial Statements

(Unaudited)


1. HISTORY

MML Series Investment Fund (the "MML Trust") is registered under the Investment Company Act of 1940 as a no-load, registered open end, management investment company. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (the "Funds") are four series of shares of the MML Trust. The MML Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles.


   A. Investment Valuation

    Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted, or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

    For MML Equity Fund, MML Managed Bond Fund, and MML Blend Fund, short-term securities with more than sixty days to maturity from the date of purchase are valued at market and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost. MML Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which MML Money Market Fund must adhere to certain conditions. It is the intention of MML Money Market Fund to maintain a per share net asset value of $1.00.


   B. Accounting For Investments

    Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on short-term securities are amortized in determining interest income.

    The cost basis of long-term bonds is not adjusted for amortization of premium or accrual of discount since MML Managed Bond Fund and MML Blend Fund do not generally intend to hold such investments until maturity; however, the MML Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

    Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.


   C. Federal Income Tax

    The MML Trust has established a policy for each of the Funds to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any net investment income and any net capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

   D. Forward Commitments

    Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Forward commitments are not used for purposes of trading. Settlement for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund generally does not take delivery on these forward commitments, but such commitments are instead settled with offsetting transactions. When a forward commitment contract is closed, the Funds record a realized gain or loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. The Funds instruct the custodian to segregate liquid high quality assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repo rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. At June 30, 1998, the cost (value) of forward commitments to purchase securities amounted to $4,783,171 ($4,783,488) for the MML Managed Bond.

   E. Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. CAPITAL LOSS CARRYFORWARD

The accumulated net realized loss on investments for the MML Money Market Fund results in a capital loss carryforward of $9,249 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $1,639 expires December 31, 1998, $1,204 expires December 31, 2000, $201 expires December 31, 2001, $5,364 expires December 31, 2002 and $841 expires December 31, 2003.

The accumulated net realized loss on investments for the MML Managed Bond Fund results in a capital loss carry forward of $1,163,656 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $840,829 expires December 31, 2002 and $322,826 expires December 31, 2004.

4. INVESTMENT MANAGEMENT FEE

MassMutual provides all investment advisory, management and administrative services needed by the Funds. For acting as such, MassMutual receives a quarterly fee from each Fund at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000, .40% of the next $200,000,000, and .35% of any excess over
$500,000,000.

MassMutual has entered into investment sub-advisory agreements with David L. Babson and Company, Inc. ("Babson"), a wholly-owned subsidiary of DLB Acquisition Corporation which is a controlled subsidiary of MassMutual. The agreements provide that Babson manage the assets of MML Equity Fund and the assets of the Equity Sector of the MML Blend Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity Fund and the Equity Sector of MML Blend Fund.

MassMutual has agreed, at least through April 30, 1999, to bear the expenses of the Funds to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during each Fund's fiscal year exceed .11% of the average daily net asset value of each Fund for such year. For the period ended June 30, 1998, MassMutual was not required to reimburse the Funds for any expenses.

5. PURCHASES AND SALES OF INVESTMENTS AND FORWARD COMMITMENTS

                                                                                      Proceeds
For the Six Months                                                  Acquisition      from Sales
Ended June 30, 1988                                                     Cost        and Maturities
-------------------                                                --------------   --------------
     Investments
     -----------
     MML EQUITY FUND
      Equities .................................................   $  343,782,419   $  203,788,888
      Short-term investments ...................................    1,396,979,359    1,409,889,561
     MML MONEY MARKET FUND
      Short-term investments ...................................      384,102,760      383,878,344

     MML MANAGED BOND FUND
      Bonds and notes ..........................................       15,753,599       24,763,902
      U.S. Government investments -- long-term .................       40,927,884       14,588,656
      Short-term investments ...................................      348,381,075      343,796,290

     MML BLEND FUND
      Equities .................................................      133,990,229      236,156,551
      Bonds and notes ..........................................       57,460,578       29,115,436
      U.S. Government investments -- long-term .................      145,770,578      114,228,472
      Short-term investments ...................................    1,351,148,103    1,277,872,433

                                                                                         Cost
     Forward Commitments                                                             of Contracts
     -------------------                                                             ------------
     MML MANAGED BOND FUND
      U.S. Treasury and GNMA Forward Commitment Contracts:
       Contracts opened ..........................................................      $4,783,171
       Contracts closed ..........................................................               0
       Outstanding at June 30, 1998 ..............................................       4,783,171

6. NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

                                                         MML             MML
                                         MML            Money           Managed           MML
     For the Six Months                Equity           Market           Bond            Blend
     Ended June 30, 1998                Fund             Fund            Fund             Fund
     -------------------                ----             ----            ----             ----
     Shares
      Reinvestment of dividends       5,377,046        3,581,539          530,483        8,563,817
      Sales of shares .........       4,793,304       73,221,002        1,354,951        3,539,648
      Redemptions of shares ...      (1,845,768)     (72,612,898)        (764,645)      (3,020,661)
                                  -------------    -------------    -------------    -------------
      Net increase ............       8,324,582        4,189,643        1,120,789        9,082,804
                                  =============    =============    =============    =============
     Amount
      Reinvestment of dividends   $ 190,592,681    $   3,581,539    $   6,610,512    $ 207,816,927
      Sales of shares .........     182,480,265       73,221,002       17,030,786       89,322,768
      Redemptions of shares ...     (70,056,366)     (72,612,898)      (9,588,759)     (76,235,890)
                                  -------------    -------------    -------------    -------------
      Net increase ............   $ 303,016,580    $   4,189,643    $  14,052,539    $ 220,903,805
                                  =============    =============    =============    =============
                                                         MML              MML
                                          MML           Money           Managed            MML
     For the Year Ended                 Equity         Market            Bond             Blend
     December 31, 1997                   Fund           Fund             Fund             Fund
     -----------------                   ----           ----             ----             ----
    Shares
     Reinvestment of dividends        2,662,123        7,322,166        1,010,861        5,871,667
     Sales of shares .........        9,271,802      149,151,177        2,489,815        6,389,317
     Redemptions of shares ...       (2,391,566)    (160,539,000)      (2,025,214)      (4,905,462)
                                  -------------    -------------    -------------    -------------
     Net increase (decrease) .        9,542,359       (4,065,657)       1,475,462        7,355,522
                                  =============    =============    =============    =============

    Amount
     Reinvestment of dividends    $  79,295,107    $   7,322,166    $  12,205,431    $ 134,231,230
     Sales of shares .........      316,494,460      149,151,177       30,449,264      152,709,148
     Redemptions of shares ...      (82,014,563)    (160,539,000)     (24,651,298)    (118,326,146)
                                  -------------    -------------    -------------    -------------
     Net increase (decrease) .    $ 313,775,004    $  (4,065,657)   $  18,003,397    $ 168,614,232
                                  =============    =============    =============    =============